UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDING

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2016

Date of reporting period: May 31, 2016

Form N-Q is to be used by management investment companies, other than small business investments companies, registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The following is a copy of the registrant’s schedule of investments pursuant to Rule 30b1-5 under the Investment Company Act of 1940 as amended (the “1940 Act”) as of the close of the reporting period as set forth in Sections 210.12-12 – 12-14 of Regulation S-X:

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.15%
CONSUMER DISCRETIONARY - 13.13%
Auto Components - 1.71%
Cooper-Standard Holding, Inc.A	2,990	$257
Standard Motor Products, Inc.	2,490	96
Stoneridge, Inc.A	3,522	58
Strattec Security Corp.	395	18

		429

Automobiles - 0.39%
Hyster-Yale Materials Handling, Inc.	1,579	97

Hotels, Restaurants & Leisure - 0.98%
Interval Leisure Group, Inc.	7,509	108
Isle of Capri Casinos, Inc.A	5,745	91
Monarch Casino & Resort, Inc.A	2,213	47

		246

Household Durables - 2.10%
Bassett Furniture Industries, Inc.	1,123	31
CSS Industries, Inc.	1,190	32
Flexsteel Industries, Inc.	1,042	43
Haverty Furniture Companies, Inc.	2,309	43
HNI Corp.	4,729	219
Hooker Furniture Corp.A	1,478	36
Kimball International, Inc., Class B	4,130	48
Libbey Glass, Inc.	3,130	53
Lifetime Brands, Inc.	1,537	22

		527

Internet & Catalog Retail - 1.96%
HSN, Inc.	6,111	319
Insight Enterprises, Inc.A	5,362	146
Systemax, Inc.A	3,036	28

		493

Leisure Equipment & Products - 0.64%
Escalade, Inc.	2,423	28
Johnson Outdoors, Inc., Class A	1,110	29
Malibu Boats, Inc.A	2,258	31
Marine Products Corp.	3,469	30
Sportsman’s Warehouse Holdings, Inc.A	4,873	42

		160

Multiline Retail - 0.54%
Fox Factory Holding Corp.A	4,789	80
Stein Mart, Inc.	8,043	56

		136

Specialty Retail - 2.81%
America’s Car-Mart, Inc.A	886	21
Buckle, Inc.B	6,638	164
Caleres, Inc.	4,873	119
Essendant, Inc.	5,862	180
Liberty Tax, Inc.	2,755	32
PC Connection, Inc.	4,076	94
Shoe Carnival, Inc.	2,351	55
Winmark Corp.	394	39

		704

Textiles & Apparel - 2.00%
Columbia Sportswear Co.	7,305	387
Perry Ellis International, Inc.A	2,262	44
Superior Uniform Group, Inc.	1,898	34
Weyco Group, Inc.	1,331	37

		502

Total Consumer Discretionary		3,294

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
CONSUMER STAPLES - 4.30%
Consumer Products - 0.79%
National Beverage Corp.	3,800	$198

Food & Drug Retailing - 1.33%
SpartanNash Co.	4,878	144
Village Super Market, Inc., Class A	1,737	47
Weis Markets, Inc.	2,884	145

		336

Food Products - 1.31%
Alico, Inc.A	1,247	38
Farmer Brothers Co.A	1,807	51
Seaboard Corp.	79	239

		328

Household Products - 0.10%
Oil-Dri Corp of AmericaA	782	25

Personal Products - 0.77%
Nature’s Sunshine Products, Inc.	2,312	23
Revlon, Inc., Class AA	5,453	170

		193

Total Consumer Staples		1,080

ENERGY - 0.40%
Oil & Gas - 0.40%
Dorian LPG Ltd.A	11,296	101

FINANCIALS - 28.42%
Banks - 11.95%
1st Source Corp.	2,593	88
American National Bankshares, Inc.	1,152	31
Arrow Financial Corp.	1,331	39
BancFirst Corp.	1,737	109
Bryn Mawr Bank Corp.	1,770	52
Camden National Corp.	1,277	55
Century Bancorp, Inc., Class A	879	38
Citizens & Northern Corp.	1,166	24
CNB Financial Corp.	2,057	37
Community Trust Bancorp, Inc.	1,709	62
ConnectOne Bancorp, Inc.A	3,750	59
Enterprise Bancorp, Inc.	1,390	32
Enterprise Financial Services Corp.	2,159	62
Fidelity Southern Corp.	3,309	54
First Bancorp (NC)	2,009	40
First Busey Corp.	3,376	75
First Business Financial Services, Inc.	1,191	29
First Citizens BancShares, Inc., Class A	1,575	407
First Community Bancshares, Inc.	1,988	43
First Defiance Financial Corp.	900	36
First Financial Corp.	1,268	47
First Merchants Corp.	4,425	115
German American Bancorp, Inc.	1,337	43
Great Southern Bancorp, Inc.	1,708	67
Green Bancorp, Inc.A	4,622	38
Heritage Financial Corp.	3,096	57
Horizon Bancorp	1,354	33
International Bancshares Corp.	7,862	220
Lakeland Bancorp, Inc.	5,006	58
MainSource Financial Group, Inc.	2,205	50
Mercantile Bank Corp.	1,771	43
National Bankshares, Inc.	1,098	37
Nicolet Bankshares, Inc.A	760	29
OceanFirst Financial Corp.	2,399	45
Park Sterling Corp.	5,389	40
Penns Woods Bancorp, Inc.	656	28

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
QCR Holdings, Inc.A	1,409	$38
Republic Bancorp, Inc., Class AA	2,545	71
S&T Bancorp, Inc.	4,022	104
Sierra Bancorp	1,376	24
Stock Yards Bancorp, Inc.	2,034	59
Suffolk Bancorp	1,200	30
Trico Bancshares	2,314	65
Univest Corp of Pennsylvania	2,193	44
Washington Trust Bancorp, Inc.	1,953	75
WesBanco, Inc.	4,209	137
West Bancorporation, Inc.	1,600	30

		2,999

Diversified Financials - 3.15%
Bear State Financial, Inc.	3,970	38
Cohen & Steers, Inc.	3,206	124
Diamond Hill Investment Group, Inc.	341	61
Flagstar Bancorp, Inc.A	6,417	155
GAMCO Investors, Inc., Class A	3,213	118
Heartland Financial USA, Inc.	3,049	107
HomeStreet, Inc.	3,249	67
MidWestOne Financial Group, Inc.	1,194	35
PennyMac Financial Services, Inc., Class AA	3,682	51
Westwood Holdings Group, Inc.	616	35

		791

Insurance - 6.19%
Atlas Financial Holdings, Inc.A	1,422	26
Baldwin & Lyons, Inc., Class B	1,785	42
Crawford & Co., Class B	4,612	40
Donegal Group, Inc., Class A	2,857	46
EMC Insurance Group, Inc.	3,004	80
Enstar Group Ltd.A	2,114	329
Hallmark Financial ServicesA	2,630	26
Maiden Capital Financing Trust	10,966	144
National General Holdings Corp.	12,577	261
National Western Life Group, Inc., Class A	649	139
Selective Insurance Group, Inc.	7,782	288
United Fire Group, Inc.	3,211	132

		1,553

Real Estate - 7.13%
Alexander’s, Inc.C	452	165
Armada Hoffler Properties, Inc.C	6,528	79
Ashford Hospitality Trust, Inc.C	11,359	57
CareTrust REIT, Inc.A C	6,327	85
Easterly Government Properties, Inc.A C	7,378	138
Franklin Street Properties Corp.A C	6,338	72
Getty Realty Corp.C	4,962	100
Gladstone Commercial Corp.A C	4,891	81
Independence Realty Trust, Inc.A C	12,635	99
Infrareit, Inc.A C	4,281	74
Investors Real Estate TrustA C	11,725	73
Ladder Capital Corp.A C	9,348	115
Marcus & Millichap, Inc.A	3,239	82
NexPoint Residential Trust, Inc.A C	6,209	88
One Liberty Properties, Inc.C	5,026	114
PS Business Parks, Inc.C	542	54
Saul Centers, Inc.C	2,475	139
Select Income REITC	2,253	55
Urstadt Biddle Properties, Inc., Class AC	2,582	55
Xenia Hotels & Resorts, Inc.A C	3,904	63

		1,788

Total Financials		7,131

HEALTH CARE - 10.45%
Biotechnology - 3.28%
Acorda Therapeutics, Inc.A	2,491	71
Cepheid, Inc.A	3,147	88

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Five Prime Therapeutics, Inc.A	1,313	$60
Genomic Health, Inc.A	1,476	40
Luminex Corp.A	3,708	76
MiMedx Group, Inc.A	5,609	44
Myriad Genetics, Inc.A	3,025	103
PDL BioPharma, Inc.	66,608	239
RTI Biologics, Inc.A	6,729	25
SciClone Pharmaceuticals, Inc.A	5,376	76

		822

Health Care Equipment & Supplies - 2.37%
Atrion Corp.	175	69
Computer Programs and Systems, Inc.	996	41
Exactech, Inc.A	1,500	37
LeMaitre Vascular, Inc.	1,573	22
Masimo Corp.	3,893	194
Meridian Bioscience, Inc.	3,397	66
Nutraceutical International Corp.	1,104	26
Orthofix International N.V.A D	1,086	48
SurModics, Inc.A	1,000	22
Utah Medical Products, Inc.	382	25
Vascular Solutions, Inc.A	1,171	45

		595

Health Care Providers & Services - 3.09%
Addus HomeCare Corp.A	1,459	29
Almost Family, Inc.	919	38
Cantel Medical Corp.	2,807	186
Corvel Corp.A	1,803	87
Ensign Group, Inc.	5,786	115
LHC Group, Inc.A	2,036	86
National Healthcare Corp.	1,754	109
National Research Corp., Class A	2,566	35
Omnicell, Inc.A	2,824	91

		776

Pharmaceuticals - 1.71%
Corcept Therapeutics, Inc.A	4,289	26
Emergent BioSolutions, Inc.A	1,828	80
Insys Therapeutics, Inc.A	3,704	58
Nortek, Inc.A	1,499	74
Phibro Animal Health Corp.	4,488	85
Sucampo Pharmaceuticals, Inc., Class AA	2,794	33
Synutra International, Inc.A	18,131	74

		430

Total Health Care		2,623

INDUSTRIALS - 16.68%
Aerospace & Defense - 0.50%
Kaman Corp.	2,932	125

Building Products - 0.71%
Omega Flex, Inc.	1,192	41
Patrick Industries, Inc.A	1,450	78
Ply Gem Holding, Inc.A	3,937	59

		178

Commercial Services & Supplies - 10.84%
Aceto Corp.	3,440	77
American Public Education, Inc.A	1,650	47
Bridgepoint Education, Inc.A	3,731	29
Capella Education Co.	1,001	53
Ceco Environmental Corp.	3,589	29
Convergys Corp.	10,370	292
CSG Systems International, Inc.	3,267	139
Deluxe Corp.	5,533	360
Electro Rent Corp.	2,528	33
Franklin Covey Co.A	1,528	23
Herman Miller, Inc.	7,274	230
Interface, Inc.	6,784	115

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Kelly Services, Inc., Class A	4,210	$83
Kforce, Inc.	3,567	67
Marlin Business Services Corp.	1,707	26
Monotype Imaging Holdings, Inc.	3,453	82
PHI, Inc.A D	3,322	57
Resources Connection, Inc.	3,972	62
Steelcase, Inc., Class A	12,467	199
Strayer Education, Inc.A	1,044	50
TeleTech Holdings, Inc.	6,137	168
TRC Co., Inc.A	6,239	40
TrueBlue, Inc.A	5,108	101
West Corp.	17,145	361

		2,723

Construction & Engineering - 0.11%
Hill International, Inc.A	6,193	27

Electrical Equipment - 1.02%
Chase Corp.	1,241	73
II-VI, Inc.	7,363	150
Preformed Line Products Co.	724	32

		255

Industrial Conglomerates - 0.90%
ICF International, Inc.A	2,067	84
Park-Ohio Industries, Inc.	2,543	78
RPX Corp.A	6,303	63

		225

Machinery - 1.76%
Alamo Group, Inc.	1,449	90
Altra Industrial Motion Corp.	2,852	77
Columbus McKinnon Corp.	3,732	56
Hurco Co., Inc.	790	25
Kadant, Inc.	1,066	53
Miller Industries, Inc.	1,209	26
Tennant Co.	1,488	80
Xerium Technologies, Inc.A	5,597	35

		442

Road & Rail - 0.14%
PAM Transportation Services, Inc.A	1,641	34

Trading Companies & Distributors - 0.39%
Veritiv Corp.A	2,509	98

Transportation & Logistics - 0.31%
Universal Truckload Services, Inc.	5,441	79

Total Industrials		4,186

INFORMATION TECHNOLOGY - 15.90%
Communications Equipment - 0.28%
Bel Fuse, Inc., Class B	2,671	48
Black Box Corp.	1,800	23

		71

Computers & Peripherals - 0.25%
Avid Technology, Inc.A	7,178	43
Datalink Corp.A	2,390	19

		62

Electronic Equipment & Instruments - 2.73%
AVX Corp.	21,261	294
CTS Corp.	3,614	65
ePlus, Inc.	803	70
MTS Systems Corp.	1,798	86
Novanta, Inc.A	3,223	49
Scansource, Inc.A	3,126	120

		684

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Internet Software & Services - 2.01%
AVG Technologies N.V.A	4,236	$81
Grand Canyon Education, Inc.A	5,488	230
NIC, Inc.	5,683	113
Perficient, Inc.A	3,824	80

		504

IT Consulting & Services - 4.40%
EVERTEC, Inc	7,448	114
Forrester Research, Inc.	1,511	56
Hackett Group, Inc.	2,897	42
Lionbridge TechnologiesA	11,447	50
MoneyGram International, Inc.A	11,762	76
Sykes Enterprises, Inc.A	4,856	145
Syntel, Inc.A	11,346	522
Virtusa Corp.A	2,853	101

		1,106

Semiconductor Equipment & Products - 2.62%
Cabot Microelectronics Corp.	2,376	103
Entegris, Inc.A	15,397	220
IXYS Corp.	3,851	42
MKS Instruments, Inc.	6,324	258
Xcerra Corp.A	5,195	34

		657

Software - 3.61%
American Software, Inc., Class A	2,364	23
Aspen Technology, Inc.A	6,227	237
EPIQ Systems, Inc.	3,587	55
Mentor Graphics Corp.	13,424	287
Pegasystems, Inc.	6,280	166
QAD, Inc., Class A	1,058	20
Quality Systems, Inc.	4,655	59
Sapiens International Corp., N.V.	4,760	58

		905

Total Information Technology		3,989

MATERIALS - 2.00%
Chemicals - 1.17%
Hawkins, Inc.	1,044	41
Innospec, Inc.	2,856	139
KMG Chemicals, Inc.	1,354	29
OMNOVA Solutions, Inc.A	5,553	38
Trecora ResourcesA	4,233	48

		295

Construction Materials - 0.12%
United States Lime & Minerals, Inc.	547	29

Containers & Packaging - 0.17%
AEP Industries, Inc.	696	42

Metals & Mining - 0.54%
Hallador Energy Co.	8,120	35
Handy & Harman Ltd.A	1,830	46
Ryerson Holding Corp.A	3,946	54

		135

Total Materials		501

TELECOMMUNICATION SERVICES - 1.00%
Diversified Telecommunication - 0.69%
FairPoint Communications, Inc.A	8,286	113
Inteliquent, Inc.	3,599	60

		173

Diversified Telecommunication Services - 0.15%
IDT Corp., Class B	2,514	37

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Wireless Telecommunication Services - 0.16%
Spok Holdings, Inc.	2,265	$40

Total Telecommunication Services		250

UTILITIES - 2.87%
Electric - 2.14%
MGE Energy, Inc.	3,499	177
Ormat Technologies, Inc.	5,242	229
Otter Tail Corp.	4,440	131

		537

Water - 0.73%
Artesian Resources Corp., Class A	733	21
Middlesex Water Co.	1,458	54
SJW Corp.	2,216	76
York Water Co.A	1,206	33

		184

Total Utilities		721

Total Common Stock (Cost $23,546)		23,876

SHORT-TERM INVESTMENTS - 4.83% (Cost $1,212)
American Beacon U.S. Government Money Market Select Fund, Select ClassE	1,212,128	1,212

SECURITIES LENDING COLLATERAL - 0.65%
American Beacon U.S. Government Money Market Select Fund, Select ClassE	128,475	129
DWS Government and Agency Securities Portfolio, Institutional Class	34,025	34

Total Securities Lending Collateral (Cost $163)		163

TOTAL INVESTMENTS - 100.63% (Cost $24,921)		25,251
LIABILITIES, NET OF OTHER ASSETS - (0.63%)		(157)

TOTAL NET ASSETS - 100.00%		$25,094

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at May 31, 2016.
C	REIT - Real Estate Investment Trust.
D	Non-voting participating shares.
E	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on May 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	Long	8	June 2016	$922,720	$26,295

				$922,720	$26,295

See Accompanying Notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)

Syntel, Inc.		2.1
First Citizens BancShares, Inc.		1.6
Columbia Sportswear Co.		1.5
West Corp.		1.4
Deluxe Corp.		1.4
Enstar Group Ltd.		1.3
HSN, Inc.		1.3
AVX Corp.		1.2
Convergys Corp.		1.2
Selective Insurance Group, Inc.		1.2

Total Fund Holdings	278

Sector Allocation (% Equities)

Financials	29.9
Industrials	17.6
Information Technology	16.7
Consumer Discretionary	13.8
Health Care	11.0
Consumer Staples	4.5
Utilities	3.0
Materials	2.1
Telecommunication Services	1.0
Energy	0.4

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)

COMMON STOCK - 96.46%

CONSUMER DISCRETIONARY - 14.54%
Commercial Services - 1.87%
H&R Block, Inc.	865,900	$18,496

Hotels, Restaurants & Leisure - 3.07%
Carnival Corp.	634,980	30,314

Leisure Equipment & Products - 5.07%
Hasbro, Inc.	574,727	50,168

Specialty Retail - 4.53%
Lowe’s Cos., Inc.	558,383	44,743

Total Consumer Discretionary		143,721

CONSUMER STAPLES - 14.41%
Beverages - 3.87%
Coca-Cola Co.	857,947	38,264

Food Products - 4.05%
General Mills, Inc.	637,200	40,003

Tobacco - 6.49%
Altria Group, Inc.	689,180	43,860
Reynolds American, Inc.	408,444	20,300

		64,160

Total Consumer Staples		142,427

ENERGY - 3.73%

Oil & Gas - 3.73%
Chevron Corp.	170,106	17,181
Kinder Morgan, Inc.	1,090,045	19,708

Total Energy		36,889

FINANCIALS - 16.03%
Diversified Financials - 7.90%
BlackRock, Inc., Class A	101,272	36,848
Wells Fargo & Co.	811,006	41,135

		77,983

Insurance - 5.80%
Berkshire Hathaway, Inc., Class BA	146,930	20,650
Cincinnati Financial Corp.	529,601	36,595

		57,245

Real Estate - 2.33%
Corrections Corp. of AmericaB	686,080	23,052

Total Financials		158,280

HEALTH CARE - 10.19%

Pharmaceuticals - 10.19%
Eli Lilly & Co.	419,798	31,497
Merck & Co., Inc.	625,523	35,192
Pfizer, Inc.	980,223	34,014

Total Health Care		100,703

INDUSTRIALS - 12.64%
Aerospace & Defense - 4.56%
General Dynamics Corp.	316,965	44,968

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
Industrial Conglomerates - 4.47%
General Electric Co.	1,462,900	$44,223

Transportation & Logistics - 3.61%
Norfolk Southern Corp.	424,730	35,703

Total Industrials		124,894

INFORMATION TECHNOLOGY - 14.93%
Communications Equipment - 3.11%
Cisco Systems, Inc.	1,059,300	30,773

IT Consulting & Services - 2.56%
Paychex, Inc.	467,191	25,331

Semiconductor Equipment & Products - 2.87%
Intel Corp.	897,761	28,360

Software - 6.39%
CA, Inc.	1,055,390	34,110
Microsoft Corp.	546,768	28,979

		63,089

Total Information Technology		147,553

MATERIALS - 4.18%

Chemicals - 4.18%
Mosaic Co.	656,570	16,565
NewMarket Corp.	61,171	24,775

Total Materials		41,340

TELECOMMUNICATION SERVICES - 2.23%

Diversified Telecommunication Services - 2.23%
Verizon Communications, Inc.	432,544	22,016

UTILITIES - 3.58%

Electric - 3.58%
Dominion Resources, Inc.	202,548	14,634
Duke Energy Corp.	265,261	20,751

Total Utilities		35,385

Total Common Stock (Cost $896,775)		953,208

PREFERRED STOCK - 0.96%

FINANCIALS - 0.96%

Diversified Financials - 0.96%
Wells Fargo & Co.	330,400	8,729
6.00%, Due 12/15/2020	30,500	782

5.70%, Due 3/15/2021
Total Financials		9,511

Total Preferred Stock (Cost $9,075)		9,511

SHORT-TERM INVESTMENTS - 2.21% (Cost $21,870)
American Beacon U.S. Government Money Market Select Fund, Select ClassC	21,870,478	21,870

TOTAL INVESTMENTS - 99.63% (Cost $927,720)		984,589
OTHER ASSETS, NET OF LIABILITIES - 0.37%		3,703

TOTAL NET ASSETS - 100.00%		$988,292

Percentages are stated as a percent of net assets.

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on May 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	194	June 2016	$20,320,530	$213,325

				$20,320,530	$213,325

See Accompanying Notes.

Top Ten Holdings (% Net Assets)

Wells Fargo & Co.		5.1
Hasbro, Inc.		5.1
General Dynamics Corp.		4.6
Lowe’s Cos., Inc.		4.5
General Electric Co.		4.5
Altria Group, Inc.		4.4
General Mills, Inc.		4.0
Coca-Cola Co.		3.9
BlackRock, Inc.		3.7
Cincinnati Financial Corp.		3.7

Total Fund Holdings	33

Sector Allocation (% Equities)

Financials	17.4
Information Technology	15.3
Consumer Discretionary	14.9
Consumer Staples	14.8
Industrials	13.0
Health Care	10.5
Materials	4.3
Energy	3.8
Utilities	3.7
Telecommunication Services	2.3

American Beacon SiM High Yield Opportunities Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 1.67%
ENERGY- 0.23%
Oil & Gas - 0.23%
Northern Blizzard Resources, Inc. A	604,973	$2,113

FINANCIALS - 0.63%
Other Finance - 0.21%
Oslo Bors VPS Holdings ASA	188,850	1,919

Real Estate - 0.42%
Annaly Capital Management, Inc.B	359,000	3,798

MANUFACTURING - 0.19%
Basic Materials - 0.19%
CVR Partners LP C D	198,118	1,773

MATERIALS - 0.28%
Metals & Mining - 0.28%
Ciner Resources LP C	91,000	2,575

TRANSPORTATION - 0.34%
Other Transportation - 0.34%
Knot Offshore Partners LP C D	169,437	3,138

Total Common Stock (Cost $14,991)		15,316

	Par Amount*
	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 2.20%
Consumer - 0.95%
North Atlantic Trading Co., Inc., 1st Lien Term Loan, 7.78%, Due 1/13/2020E	$4,653	4,595
North Atlantic Trading Co., Inc., 2nd Lien Term Loan, 11.50%, Due 7/13/2020E	4,200	4,163

		8,758

Transportation - 1.25%
Gol Luxco S.A., 1st Lien Term Loan, 6.50%, Due 8/31/2020 E	11,450	11,393

Total Domestic Bank Loan Obligations (Cost $20,133)		20,151

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.81%
Finance - 0.59%
Encore Capital Group, Inc., 3.00%, Due 7/1/2020, Acquired 1/25/2016 - 2/19/2016, Cost $4,352 F	6,443	5,384

Manufacturing - 0.42%
Tesla Motors, Inc., 1.25%, Due 3/1/2021	4,225	3,887

Transportation - 0.80%
Titan Machinery, Inc., 3.75%, Due 5/1/2019, Acquired 1/15/2014 – 3/11/2016, Cost $7,262 F	9,000	7,312

Total Domestic Convertible Obligations (Cost $16,067)		16,583

DOMESTIC OBLIGATIONS - 80.74%
Consumer - 7.44%
Constellation Brands, Inc., 6.00%, Due 5/1/2022	9,000	10,159
Darling Ingredients, Inc., 5.375%, Due 1/15/2022	11,991	12,411
JBS USA LLC / JBS USA Finance, Inc., 5.875%, Due 7/15/2024G H	13,550	13,312
Minerva Luxembourg S.A., 7.75%, Due 1/31/2023H	9,621	9,717
Simmons Foods, Inc., 7.875%, Due 10/1/2021H	13,495	12,280
TreeHouse Foods, Inc., 4.875%, Due 3/15/2022	10,100	10,355

		68,234

Energy - 11.77%
California Resources Corp.,
5.50%, Due 9/15/2021	9,870	5,330
8.00%, Due 12/15/2022H	5,299	3,868
Continental Resources, Inc., 5.00%, Due 9/15/2022	13,750	12,994
Ithaca Energy, Inc., 8.125%, Due 7/1/2019H	10,402	8,218

American Beacon SiM High Yield Opportunities Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
MEG Energy Corp., 7.00%, Due 3/31/2024H	$27,169	$20,920
Murphy Oil Corp.,
7.05%, Due 5/1/2029	4,909	4,853
6.125%, Due 12/1/2042	9,018	7,741
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022H	19,912	17,821
Teine Energy Ltd., 6.875%, Due 9/30/2022H	13,228	12,765
Whiting Petroleum Corp., 5.75%, Due 3/15/2021	15,900	13,475

		107,985

Finance - 2.87%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019H I	9,475	9,167
DFC Finance Corp., 10.50%, Due 6/15/2020H	10,590	6,645
Iron Mountain, Inc., 6.00%, Due 8/15/2023	10,040	10,467

		26,279

Manufacturing - 21.89%
Activision Blizzard, Inc., 5.625%, Due 9/15/2021H	8,900	9,345
Actuant Corp., 5.625%, Due 6/15/2022	11,275	11,501
ADS Tactical, Inc., 11.00%, Due 4/1/2018H	17,500	18,069
ATS Automation Tooling Systems, Inc., 6.50%, Due 6/15/2023H	10,270	10,540
Ball Corp., 4.00%, Due 11/15/2023	3,500	3,426
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, Due 3/15/2024C G	2,620	904
Crown Americas LLC / Crown Americas Capital Corp., IV, 4.50%, Due 1/15/2023G	14,175	14,334
IHS, Inc., 5.00%, Due 11/1/2022	11,831	12,304
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019H	15,595	15,595
LSB Industries, Inc., 7.75%, Due 8/1/2019	13,250	13,515
Manitowoc Foodservice, Inc., 9.50%, Due 2/15/2024H	11,245	12,369
Orbital ATK, Inc., 5.25%, Due 10/1/2021	6,878	7,179
Sealed Air Corp., 6.50%, Due 12/1/2020H	13,846	15,783
Sensata Technologies BV, 4.875%, Due 10/15/2023H	15,205	15,376
Servicios Corporativos Javer S.A.P. de C.V., 9.875%, Due 4/6/2021H	6,799	6,969
Southern Graphics, Inc., 8.375%, Due 10/15/2020H	14,815	14,704
Techniplas LLC, 10.00%, Due 5/1/2020G H	12,235	8,565
Titan International, Inc., 6.875%, Due 10/1/2020	12,300	10,363

		200,841

Service - 28.78%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	15,393	15,470
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021	13,800	13,783
Churchill Downs, Inc., 5.375%, Due 12/15/2021	14,800	15,244
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020G H	14,350	13,346
DaVita HealthCare Partners, Inc., 5.75%, Due 8/15/2022	11,600	12,151
Emerald Expositions Holding, Inc., 9.00%, Due 6/15/2021H	3,684	3,693
Envision Healthcare Corp., 5.125%, Due 7/1/2022H	12,350	12,381
Golden Nugget Escrow, Inc., 8.50%, Due 12/1/2021H	9,937	10,310
Halyard Health, Inc., 6.25%, Due 10/15/2022	13,665	13,289
HCA, Inc., 4.75%, Due 5/1/2023	15,985	16,304
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	14,025	12,623
Lansing Trade Group LLC / Lansing Finance Co., Inc., 9.25%, Due 2/15/2019G H	12,600	11,970
LifePoint Health, Inc., 5.50%, Due 12/1/2021	13,885	14,439
MGM Resorts International, 7.75%, Due 3/15/2022	13,000	14,625
Multi-Color Corp., 6.125%, Due 12/1/2022H	12,340	12,541
Select Medical Corp., 6.375%, Due 6/1/2021	11,300	10,876
Station Casinos LLC, 7.50%, Due 3/1/2021G	14,637	15,406
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	15,825	15,924
Univision Communications, Inc., 6.75%, Due 9/15/2022H	13,900	14,752
Viking Cruises Ltd., 8.50%, Due 10/15/2022H	12,708	11,310
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, Due 3/15/2022G	3,750	3,802

		264,239

Telecommunications - 4.32%
CPI International, Inc., 8.75%, Due 2/15/2018	8,600	8,514
DigitalGlobe, Inc., 5.25%, Due 2/1/2021H	9,750	8,946
Virgin Media Finance PLC, 6.375%, Due 4/15/2023H J	21,507	22,197

		39,657

Transportation - 1.61%
Gol Luxco S.A., 8.875%, Due 1/24/2022H	4,800	1,440
United Continental Holdings, Inc., 6.00%, Due 12/1/2020	3,175	3,334
US Airways Group, Inc., 6.125%, Due 6/1/2018	7,900	8,215
VRG Linhas Aereas S.A., 10.75%, Due 2/12/2023H	5,000	1,763

		14,752

American Beacon SiM High Yield Opportunities Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*		Fair Value
	(000’s)		(000’s)
Utilities - 2.06%
Energen Corp., 4.625%, Due 9/1/2021		$11,385	$10,730
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031G		11,600	8,178

			18,908

Total Domestic Obligations (Cost $758,835)			740,895

FOREIGN CONVERTIBLE OBLIGATIONS - 0.12%
Consumer - 0.12%
Pescanova S.A.,F K
5.125%, Due 4/20/2017, Acquired 2/11/2013 – 2/24/2014, Cost $3,964F K		7,450	580
8.75%, Due 2/17/2019, Acquired 4/26/2012 – 2/24/2014, Cost $6,101F K		6,600	514

Total Foreign Convertible Obligations (Cost $10,076)			1,094

FOREIGN OBLIGATIONS - 7.77%
Finance - 1.80%
Emma Delta Finance PLC,
8.50%, Due 10/15/2017, Acquired 10/1/2013 – 8/17/2015, Cost $9,733F H J	EUR	8,000	8,846
12.00%, Due 10/15/2017, Acquired 10/1/2013 – 2/12/2015, Cost 9,633F H J	EUR	7,000	7,730

			16,576

Service - 1.86%
Gala Electric Casinos Ltd., 11.50%, Due 6/1/2019H	GBP	3,786	5,698
Gamenet SpA, 7.25%, Due 8/1/2018H	EUR	10,000	11,382

			17,080

Sovereign - 1.35%
Greece, Hellenic Republic, 3.00%, Due 2/24/2023L M	EUR	10,000	8,751
Mex Bonos Desarr Fix RT Bonds, 4.75%, Due 6/14/2018	MXN	66,700	3,607

			12,358

Transportation - 2.76%
CMA CGM S.A., 7.75%, Due 1/15/2021H	EUR	14,690	12,259
Moto Finance PLC, 6.375%, Due 9/1/2020H J	GBP	8,755	13,093

			25,352

Total Foreign Obligations (Cost $79,714)			71,366

	Shares
SHORT-TERM INVESTMENTS - 2.26% (Cost $20,737)

Short-Term Investments - 2.26%
American Beacon U.S. Government Money Market Select Fund, Select ClassN		20,737,143	20,737

TOTAL INVESTMENTS - 96.57% (Cost $920,553)			886,142
OTHER ASSETS, NET OF LIABILITIES - 3.43%			31,549

TOTAL NET ASSETS - 100.00%			$917,691

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	LP - Limited Partnership.
D	MLP - Master Limited Partnership.
E	Term Loan.
F	Illiquid Security. At period end, the amount of illiquid securities was $30,366 or 3.31% of net assets.
G	LLC - Limited Liability Company.
H	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $425,685 or 46.39% of net assets. The Fund has no right to demand registration of these securities.
I	PIK - Payment in Kind.
J	PLC - Public Limited Company.
K	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,094 or 0.12% of net assets.
L	Variable rate.

American Beacon SiM High Yield Opportunities Equity FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

M	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
N	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on May 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	Short	213	June 2016	$19,259,194	$(231,819)
Euro Currency Futures	Short	369	June 2016	51,337,125	471,492

				$70,596,319	$239,673

See Accompanying Notes.

Top Ten Holdings (% Net Assets)

Virgin Media Finance PLC, 6.375%, Due 4/15/2023, 144A		2.4
MEG Energy Corp., 7.00%, Due 3/31/2024, 144A		2.3
ADS Tactical, Inc., 11.00%, Due 4/1/2018, 144A		2.0
Northern Blizzard Resources, Inc., 7.250%, Due 2/1/2022, 144A		1.9
HCA, Inc., 4.75%, Due 5/1/2023		1.8
Station Casinos LLC, 7.50%, Due 3/1/2021		1.7
Sealed Air Corp., 6.50%, Due 12/1/2020, 144A		1.7
Tenet Healthcare Corp., 4.50%, Due 4/1/2021		1.7
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019, 144A		1.7
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022		1.7

Total Fund Holdings	89

Sector Allocation (% Investments)

Service	32.5
Manufacturing	23.9
Energy	12.7
Consumer	9.0
Transportation	7.2
Finance	6.2
Telecommunications	4.6
Utilities	2.2
Sovereign	1.4
Materials	0.3

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
BANK LOAN OBLIGATIONS - 91.06%
Consumer - 4.66%
AdvancePierre Foods, Inc., 2016 Term Loan, 4.00%, Due 5/26/2023A	$82	$82
AdvancePierre Foods, Inc., Term Loan, 8.25%, Due 10/10/2017A	402	405
American Bath Group LLC, Term Loan, 6.25%, Due 6/12/2020A B C	218	214
Coty, Inc., Term Loan B, 3.75%, Due 10/27/2022A B	333	334
Euramax International, Inc., Unsecured Term Loan, 2.00%, Due 10/3/2016, Acquired 3/26/2014 -3/31/2016, Cost $242A D E	254	235
Ferrara Candy Co., Term Loan B, 7.50%, Due 6/18/2018A B E	192	192
Hunter Fan Co., Term Loan, 6.50%, Due 12/20/2017, Acquired 12/19/2012, Cost $186A B D	187	185
KIK Custom Products, Inc., 2015 Term Loan B, 6.00%, Due 8/26/2022A B	580	572
Maple Holdings Acquisition Corp., Term Loan B, 5.25%, Due 3/3/2023A B	1,657	1,660
Pabst Brewing Company, Inc., Term Loan, 5.00%, Due 11/13/2021A	185	185
Sun Products Corp., Term Loan B, 5.50%, Due 3/23/2020A B	957	947
Water PIK, Inc., First Lien Term Loan, 5.75%, Due 7/8/2020A B	112	111

		5,122

Energy - 1.84%
Energy Transfer Equity LP, 2015, 4.00%, Due 12/2/2019A F	1,500	1,458
Navios Maritime Midstream Partners LP, Term Loan B, 5.50%, Due 6/18/2020A F	75	68
Western Refining, Inc., Term Loan B2, 5.50%, Due 5/17/2023A	509	501

		2,027

Finance - 11.73%
Amerilife Group LLC, First Lien Term Loan, 5.75%, Due 6/18/2022A C	161	156
Amerilife Group LLC, Second Lien Term Loan, 9.75%, Due 1/10/2023A C	186	180
Aptean Inc., Term Loan, 5.25%, Due 2/26/2020A B	332	330
Ascensus, Inc., Term Loan, 5.50%, Due 12/3/2022A B	748	744
Asurion LLC, Second Lien Term Loan, 8.50%, Due 3/3/2021A B C	279	272
Asurion LLC, Term Loan B4, 5.00%, Due 8/4/2022A B C	155	154
BATS Global Markets, Inc., Term Loan, 5.75%, Due 1/31/2020A B	530	530
Cision US Inc., First Lien Term Loan B, 7.00%, Due 5/12/2023A	322	311
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, Due 10/24/2022A B	496	492
Confie Seguros Holding II Co., 2nd Lien Term Loan, 10.25%, Due 5/8/2019A B	750	708
DTZ U. S. Borrower LLC, 2nd Lien Term Loan, 9.25%, Due 11/4/2022A B C	750	750
Duff & Phelps Investment Management Co., 2015 2nd Lien Term Loan, 9.50%, Due 4/23/2021A B	700	686
Edelman Financial Group, Inc., Term Loan B, 6.50%, Due 12/10/2022A B	598	594
Emerald US, Inc., Term Loan, 5.00%, Due 5/9/2021A	187	176
First Eagle Investment Management LLC, Term Loan, 4.75%, Due 12/1/2022A B C	460	458
GK Holdings, Inc., First Lien Term Loan, 6.50%, Due 1/20/2021A	66	66
Guggenheim Partners Investment Management, Term Loan B, 4.25%, Due 7/22/2020A B	748	750
Higginbotham & Associates LLC, First Lien Term Loan, 6.25%, Due 11/25/2021A C	277	277
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021A C	1,503	1,498
LBM Borrower LLC, First Lien Term Loan, 6.25%, Due 8/20/2022A B C E	498	489
MIP Delaware LLC, Term Loan, 4.00%, Due 3/9/2020A B C	217	217
MPH Acquisition Holdings LLC, 2016 First Lien Term Loan, 5.00%, Due 5/25/2023A C	630	634
New Millennium Holdco Inc., First Lien Exit Term Loan, 7.50%, Due 12/21/2020A B	1,347	1,009
NXT Capital, LLC, New Incremental Term Loan, 6.25%, Due 9/4/2018A B C	96	96
NXT Capital, LLC, Working Capital Loan, 6.25%, Due 9/4/2018A B C	98	98
RCS Capital Corp., Exit Term Loan, 1.00%, Due 5/25/2023A	861	861
RCS Capital Corp., First Lien Term Loan, 6.50%, Due 4/29/2019A B	484	346
RCS Capital Corp., Second Lien Term Loan, 10.50%, Due 4/29/2021A B	97	13

		12,895

Manufacturing - 27.18%
4L Technologies, Inc., Term Loan B, 5.50%, Due 5/8/2020A B	492	438
AgroFresh, Inc., Term Loan, 5.75%, Due 6/30/2021A B	148	145
Alion Science and Technology Corp., 2015 Term Loan B, 5.50%, Due 8/19/2021A B	345	335
Avago Technologies Cayman Ltd., 2016 Term Loan B1, 4.25%, Due 2/1/2023A B	752	754
Blount International, Inc., Initial USD Term Loan, 7.25%, Due 4/12/2023A B	1,000	1,009
Bowie Resources Holdings LLC, Second Lien Term Loan, 11.75%, Due 2/16/2021, Acquired 8/9/2013, Cost $26A B C D	27	23
Builders FirstSource, Inc., Term Loan B, 6.00%, Due 7/31/2022A B	658	659
Carauster Industries, Inc., Add on Term Loan B, 8.00%, Due 5/1/2019A	126	126
Central Security Group, Inc., First Lien Term Loan, 6.625%, Due 10/6/2020A B	152	147
CH Hold Corp., Term Loan A, 6.25%, Due 11/20/2019A	1,498	1,490
Charter NEX U.S. Holdings, Inc., 2nd Lien Term Loan, 9.25%, Due 2/6/2023A B	500	480
Compuware Corp., Term Loan B1, 6.25%, Due 12/15/2019A B	487	468
Compuware Corp., Term Loan B2, 6.25%, Due 12/15/2021A B	500	469

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
CPI Buyer LLC, First Lien Term Loan, 5.50%, Due 8/15/2021A B C	$238	$234
CT Technologies Intermediate Holdings, Inc., New Term Loan, 5.25%, Due 12/1/2021A B	53	52
Duke Finance LLC, First Lien Term Loan, 7.00%, Due 10/28/2022A C	855	814
Eagleview Technology Corp., First Lien Term Loan, 5.25%, Due 7/22/2022A B	285	280
Eastman Kodak Co., First Lien Term Loan, 10.75%, Due 9/3/2019A B	631	610
Global Cash Access LLC, New Term Loan B, 6.25%, Due 12/18/2020A B C	53	49
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021A C	2,399	2,411
Horizon Global Corp., Term Loan B, 7.00%, Due 6/30/2021A B	143	143
Huntsman International LLC, 2016 1st Lien Term Loan B, 4.25%, Due 4/1/2023A B C	100	101
Jeld-Wen, Inc., Incremental Term Loan, 4.75%, Due 7/1/2022A B	58	58
Key Safety System, Inc., First Lien Term Loan, 4.75%, Due 8/29/2021A B	783	785
Kraton Polymers LLC, Initial Term Loan, 6.00%, Due 1/6/2022A B C	1,261	1,241
Linxens France S.A. / Lully Finance S.A., Second Lien Term Loan, 9.50%, Due 10/16/2023, Acquired 7/13/2015, Cost $67A D	68	66
LTI Holdings, Inc., First Lien Term Loan, 5.25%, Due 4/16/2022A B	29	28
Manitowoc Foodservice, Inc., 2016 Term Loan B, 5.75%, Due 3/3/2023A	985	995
Marine Acquisition Corp., Term Loan, 5.25%, Due 1/30/2021A B	186	186
Microsemi Corp., 2015 Term Loan B, 5.25%, Due 1/15/2023A B	581	586
Mirion Technologies, Inc., Term Loan B, 5.75%, Due 3/31/2022A B	829	828
MKS Instruments, Inc., 1st Lien Term Loan B, 4.75%, Due 5/1/2023A B	1,152	1,162
Netsmart Technologies, Inc., 1st Lien Term Loan, 5.75%, Due 4/19/2023A B	126	126
Netsmart Technologies, Inc., 2nd Lien Term Loan, 10.50%, Due 10/5/2023A B	354	347
NN, Inc., 2015 Term Loan B, 5.75%, Due 10/19/2022A B	938	935
Novetta Solutions LLC, 2015 Term Loan, 6.00%, Due 10/16/2022A B C	478	473
NXP B.V., 2015 Term Loan B, 3.75%, Due 12/7/2020A B	300	301
ON Semiconductor Corp., Term Loan B, 5.25%, Due 3/31/2023A B	1,500	1,509
PGT, Inc., 2016 Term Loan, 6.75%, Due 2/16/2022A	499	491
PlZ Aeroscience Corp., Term Loan, 5.25%, Due 7/31/2022A	846	845
PQ Corp., First Lien Term Loan, 5.75%, Due 11/4/2022A	325	328
Prolampac Intermediate, Inc., First Lien Term Loan, 5.75%, Due 8/18/2022A	610	611
Q Holding Company, Term Loan B, 6.00%, Due 12/16/2021A B	283	282
Quality Home Brands Holdings, LLC, First Lien Term Loan, 7.75%, Due 12/17/2018A B C	362	360
Quanex Building Products Corp., Term Loan B, 6.25%, Due 11/2/2022A B	499	501
Regit Eins GmbH, First Lien Term Loan, 6.00%, Due 1/8/2021A B E	1,032	1,019
Riverbed Technology, Inc., 2016 Term Loan, 5.00%, Due 4/24/2022A	344	345
Sensus USA Inc., 2016 Term Loan, 6.50%, Due 3/16/2023A B	750	750
SolarWinds Inc., Term Loan, 6.50%, Due 2/3/2023A B	1,500	1,500
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, Due 3/13/2022A B	449	449
Stratus Technologies, Inc., Term Loan, 6.00%, Due 4/28/2021A B	293	286
Tensar Corp., First Lien Term Loan, 5.75%, Due 7/9/2021A B	749	646
U.S. Farathane LLC, Term Loan B, 5.75%, Due 12/23/2021A C	611	611

		29,887

Service - 38.15%
21st Century Oncology Holdings, Inc., Term Loan, 6.50%, Due 4/30/2022A B	683	627
Active Networks, Inc., Term Loan B, 4.50%, Due 11/13/2020A	500	486
AF Borrower LLC, Second Lien Term Loan, 10.00%, Due 1/28/2023A C	49	46
AF Borrower LLC, Term Loan, 6.25%, Due 1/28/2022A C	534	530
Alvogen Pharmaceuticals U.S.A. Inc., Term Loan, 6.00%, Due 4/2/2022A B	1,088	1,086
Amaya Holdings B.V., First Lien Term Loan, 4.00%, Due 8/1/2021A	750	726
AMF Bowling Centers, Inc., Term Loan, 7.25%, Due 9/18/2021A B	1,338	1,331
Ancestry.com Inc., Term Loan, 5.00%, Due 8/17/2022A B	353	353
Answers Corp., First Lien Syndicated Loans, 6.25%, Due 10/3/2021A B	161	98
AP NMT Acquisition BV, Term Loan B, 6.75%, Due 8/13/2021A B	747	600
Ardent Legacy Acquisitions, Inc., 2015 Term Loan B, 6.50%, Due 8/4/2021A B	498	498
At Home Holding III, Inc., Term Loan, 5.00%, Due 6/3/2022A B	743	735
ATI Holdings Acquisition, Inc., First Lien Iniitial Term Loan, 5.50%, Due 5/10/2023A	79	79
Auction.com LLC, Term Loan B, 6.00%, Due 5/12/2019A B C	264	262
BDF Acquisition Corp., First Lien Term Loan, 5.25%, Due 2/12/2021A B	401	398
BDF Acquisition Corp., Second Lien Term Loan, 9.00%, Due 2/12/2022A B	521	514
Camping World, Inc., First Lien Term Loan, 5.75%, Due 2/20/2020A B E	389	389
CDS US Intermediate Holding, Inc., Second Lien Term Loan, 9.25%, Due 7/10/2023, Acquired 6/25/2015 – 2/5/2016, Cost $120A B D	124	112
CDS US Intermediate Holdings, Inc., First Lien Term Loan, 5.00%, Due 7/8/2022A B	94	92
Ceasars Entertainment Resort Properties LLC, Term Loan B, 7.00%, Due 10/11/2020A B C	745	712
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, Due 5/17/2023A	461	460
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Due 3/31/2020A B	443	443
CNT Holdings III Corp., Term Loan B, 5.25%, Due 1/22/2023A	750	754

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Computer Sciences Government Services, Term Loan B, 3.75%, Due 11/28/2022A B	$621	$624
Creative Artists Agency LLC, Term Loan B, 5.50%, Due 12/17/2021A B C	748	750
Deluxe Entertainment Services, Group, Inc., Term Loan, 6.50%, Due 2/28/2020A B	41	41
Diamond Resorts Corp., 2015 Incremental Term Loan, 5.50%, Due 5/9/2021A B E	371	366
Diamond Resorts Corp., Term Loan, 5.50%, Due 5/9/2021A B	250	245
Encompass Digital Media, Inc., Term Loan, 5.50%, Due 6/5/2021A B	693	673
Extreme Reach, Inc., First Lien Term Loan B, 7.25%, Due 2/7/2020A B	481	480
Extreme Reach, Inc., Second Lien Term Loan, 10.50%, Due 1/24/2021, Acquired 1/14/2014, Cost $213A D	217	206
FHC Health Systems, Inc., 2014 Term Loan, 5.00%, Due 12/23/2021A B	628	609
GCA Services Group, Inc., 2016 Term Loan, 5.75%, Due 3/1/2023A B	750	754
Global Healthcare Exchange LLC, 2015 Term Loan B, 5.50%, Due 8/15/2022A C	846	843
Imagine Print Solutions Inc., Term Loan B, 7.00%, Due 3/30/2022AB	1,000	1,001
Infiltrator Systems, Inc., Second Lien Term Loan, 9.75%, Due 5/19/2023A	824	816
IQOR US, Inc., Second Lien Term Loan, 9.75%, Due 4/1/2022A B	47	33
Jacks Family Restaurants, Inc., Term Loan, 5.75%, Due 7/1/2022A B	176	173
Jackson Hewitt, Inc., Term Loan B, 8.00%, Due 7/24/2020A B	267	261
KAR Auction Services, Inc., Term Loan B 3, 4.25%, Due 3/9/2023A B	1,000	1,006
Long Term Care Group Holdings Corp., Term Loan, 6.00%, Due 6/6/2020A B	355	334
Match Group, Inc., Term Loan B, 5.50%, Due 11/16/2022A B	1,234	1,236
Mattress Holding Corp., 2016 Incremental Term Loan, 6.25%, Due 10/20/2021A B	1,496	1,497
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B, 5.00%, Due 5/4/2022A C	657	659
MergerMarket USA, Inc., Initial Term Loan, 4.50%, Due 2/4/2021A B	181	178
Merrill Communications LLC, 2015 Term Loan, 6.25%, Due 6/1/2022A B C	44	40
Miller Heiman, Inc., Incremental Term Loan, 7.00%, Due 9/30/2019A B	118	77
Miller Heiman, Inc., Term Loan B, 7.00%, Due 9/30/2019A B	70	45
Mister Car Wash Holdings, Inc., Term Loan B, 5.00%, Due 8/21/2021A B	351	348
Navex Global, Inc., First Lien Term Loan, 5.75%, Due 11/19/2021A B	11	11
NEP Supershooters LP, Second Lien Term Loan, 10.00%, Due 7/22/2020A B F	840	783
Nexstar Broadcasting, Inc., Bridge Term Loan, 8.50%, Due 3/28/2017A	474	474
NMSC Holdings Inc., 1st Lien Term Loan, 6.00%, Due 4/19/2023A	740	745
Petco Animal Supplies, Inc., 2016 Term Loan, 5.75%, Due 1/26/2023A B	748	753
Playpower, Inc., 2015 First Lien Term Loan, 5.75%, Due 6/23/2021A	225	222
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, Due 10/20/2022A B	1,078	1,083
Prime Security Services Borrower LLC, 1st Lien Term Loan, 5.00%, Due 7/1/2021A B C	135	136
Prime Security Services Borrower LLC, Second Lien Term Loan, 9.75%, Due 7/1/2022A B C	100	101
ProQuest LLC, First Lien Term Loan B, 5.75%, Due 10/24/2021A B C E	1,247	1,215
Quincy Newspapers, Inc., Term Loan B, 5.50%, Due 10/13/2022A B	232	232
Quorum Health Corp., 1st Lien Term Loan B, 6.75%, Due 4/29/2022A B	2,000	1,998
Research Now Group, Inc., Second Lien Term Loan, 9.75%, Due 3/18/2022A B	48	46
Ryan LLC, Tem Loan B, 6.75%, Due 8/7/2020A C	1,106	1,081
Sitel Worldwide Corp., Term Loan, 6.50%, Due 9/18/2021A	498	494
SiteOne Landscape Supply, Inc., 2016 1st Lien Term Loan B, 6.50%, Due 4/29/2022A	368	371
SRAM LLC, First Lien, 4.00%, Due 4/10/2020A B C	644	570
Stratose Intermediate Holding II, Term Loan B, 6.00%, Due 1/21/2022A	998	1,000
Surveymonkey.com LLC, Term Loan B, 5.00%, Due 2/5/2019A C	209	205
TouchTunes Interactive Network, Inc., First Lien Term Loan, 5.75%, Due 5/29/2021A B	153	153
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, Due 12/31/2022A B	192	190
USAGM Holdco LLC, 2015 Term Loan, 4.75%, Due 7/28/2022A B C	127	123
Valeant Pharmaceuticals International, Term Loan B, 5.00%, Due 4/1/2022A B	1,087	1,073
Verisk Analytics, Inc., First Lien Term Loan, 5.50%, Due 5/10/2023A	287	286
Vestcom International Inc., Term Loan, 5.25%, Due 9/30/2021, Acquired 9/30/2014, Cost $308A B D	309	306
Vizient, Inc., First Lien Term Loan, 6.25%, Due 2/13/2023A B	1,000	1,012
William Morris Endeavor Entertainment LLC, Second Lien Term Loan, 8.25%, Due 5/6/2022A C	1,000	990
William Morris Endeavor Entertainment LLC, Term Loan B, 5.25%, Due 5/6/2021A C	499	500
World Triathlon Corp., Term Loan, 5.25%, Due 6/26/2021A B	1,194	1,188

		41,967

Telecommunications - 4.28%
ConvergeOne Holdings Corp., First Lien Term Loan, 6.00%, Due 6/17/2020A B	141	137
Emerging Markets Communications LLC, 2015 First Lien Term Loan, 6.75%, Due 7/1/2021, Acquired 6/29/2015 – 4/7/2016, Cost $577A B C D	621	592
Fairpoint Communications, Inc., Refi Term Loan, 7.50%, Due 2/14/2019A B	142	142
Global Tel Link Corp., 1st Lien Term Loan, 5.00%, Due 5/23/2020A	492	455
Global Tel Link Corp., Second Lien, 9.00%, Due 11/23/2020A	400	328
Internap Network Services Corp., Term Loan, 7.00%, Due 11/26/2019A	750	694
Neptune Finco Corp., 2015 Term Loan, 5.00%, Due 10/9/2022A B	273	275

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Sable International Finance Ltd., Term Loan B1, 5.50%, Due 11/23/2022A	$550	$553
Sable International Finance Ltd., Term Loan B2, 5.83%, Due 11/23/2022A	450	452
Securus Technologies, Inc., Second Lien Term Loan, 9.00%, Due 4/30/2021A B	96	87
TeleNet International Finance Sarl, Term Loan AD, 3.75%, Due 6/30/2024A	236	237
Windstream Corporation, Term Loan B6, 5.75%, Due 3/29/2021A	750	750

		4,702

Transportation - 1.68%
Direct Chassislink, Inc., Second Lien Term Loan, 8.25%, Due 11/12/2019, Acquired 11/6/2013, Cost $101A D	102	97
Gruden Acquisitions, Inc., First Lien Term Loan, 5.75%, Due 8/18/2022A B	69	62
Navios Maritime Partners LP, Term Loan, 5.25%, Due 6/27/2018A B F	167	144
Sirva Worldwide, Inc., Term Loan, 7.50%, Due 3/27/2019A B	1,625	1,539

		1,842

Utilities - 1.54%
Astoria Energy LLC, Term Loan B, 5.00%, Due 12/24/2021A B C	1,129	1,073
Entergy Rhode Island State Energy LP, Term Loan B, 5.75%, Due 12/17/2022A B F	152	150
Invenergy Thermal Operating I LLC, 2015 Term Loan B, 6.50%, Due 10/7/2022A B C	498	473

		1,696

Total Bank Loan Obligations (Cost $99,941)		100,138

CORPORATE OBLIGATIONS - 1.03%
Manufacturing - 0.50%
Eco Services Operations LLC / Eco Finance Corp., 8.50%, Due 11/1/2022C G	69	68
PQ Corp., 6.75%, Due 11/15/2022G	145	151
TransDigm, Inc., 6.375%, Due 6/15/2026	329	329

		548

Service - 0.53%
Cengage Learning, Inc., 9.50%, Due 6/15/2024G	522	529
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020C G	59	55

		584

Total Corporate Obligations (Cost $1,124)		1,132

	Shares
SHORT-TERM INVESTMENTS - 16.63% (Cost $18,283)
American Beacon U.S. Government Money Market Select Fund, Select ClassH	18,283,202	18,283

TOTAL INVESTMENTS - 108.72% (Cost $119,348)		119,553
LIABILITIES, NET OF OTHER ASSETS - (8.72%)		(9,588)

TOTAL NET ASSETS - 100.00%		$109,965

Percentages are stated as a percent of net assets.

A	Term Loan.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	LLC - Limited Liability Company.
D	Illiquid Security. At period end, the amount of illiquid securities was $1,822 or 1.66% of net assets.
E	PIK - Payment in Kind.
F	LP - Limited Partnership.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $803 or 0.73% of net assets. The Fund has no right to demand registration of these securities.
H	The Fund is affiliated by having the same investment advisor.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)

Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021		2.2
Quorum Health Corp., 1st Lien Term Loan B, 6.75%, Due 4/29/2022		1.8
Maple Holdings Acquisition Corp., Term Loan B, 5.25%, Due 3/3/2023		1.5
Mattress Holding Corp., 2016 Incremental Term Loan, 1.00%, Due 10/20/2021		1.4
SolarWinds, Inc., USD Term Loan, 1.00%, Due 2/3/2023		1.4
ON Semiconductor Corp., Term Loan B, 5.25%, Due 3/31/2023		1.4
Sirva Worldwide, Inc., Term Loan, 7.50%, Due 3/27/2019		1.4
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021		1.4
CH Hold Corp., Term Loan A, 6.25%, Due 11/20/2019		1.4
Energy Transfer Equity LP, 2015, 4.00%, Due 12/2/2019		1.3

Total Fund Holdings	198

Sector Weightings (% Investments)

Service	42.0
Manufacturing	30.1
Finance	12.7
Consumer	5.1
Telecom	4.6
Energy	2.0
Transportation	1.8
Utilities	1.7

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 2.50%
Consumer - 0.19%
ARAMARK Corp., Term Loan E, 3.25%, Due 9/7/2019 A B	$315	$316

Manufacturing - 1.08%
Allison Transmission Holdings, Inc., Term Loan B 3, 3.50%, Due 8/23/2019A B	398	399
Avago Technologies Cayman Ltd., 2016 Term Loan B1, 4.25%, Due 2/1/2023A B	50	50
Berry Plastics Holding Corp., Term Loan F, 4.00%, Due 10/1/2022A B	541	543
CDW LLC, Term Loan, 3.25%, Due 4/29/2020A B C	368	369
Dell, Inc., Term Loan B2, 4.00%, Due 4/29/2020A B	408	408

		1,769

Service - 1.23%
Burlington Coat Factory Warehouse Corp., Term Loan B 3, 4.25%, Due 8/13/2021A B	295	296
CCO Safari III LLC, Term Loan I, 3.50%, Due 1/24/2023A B C	100	100
Dollar Tree, Inc., Term Loan B 1, 3.50%, Due 7/6/2022A B	255	256
Hilton Worldwide Finance LLC, Term Loan, 3.50%, Due 10/26/2020A B C	715	717
JC Penney Corp, Inc., Term Loan, 6.00%, Due 5/22/2018A B	250	251
Petsmart, Inc., Term Loan B, 4.25%, Due 3/11/2022A B	397	397

		2,017

Total Domestic Bank Loan Obligations (Cost $4,084)		4,102

DOMESTIC OBLIGATIONS - 35.52%
Consumer - 1.18%
Anheuser-Busch InBev Finance, Inc., 2.65%, Due 2/1/2021	230	234
Anheuser-Busch InBev Worldwide, Inc., 7.75%, Due 1/15/2019	325	375
BAT International Finance PLC, 9.50%, Due 11/15/2018D E	300	354
Kraft Heinz Foods Co.,
2.00%, Due 7/2/2018E	100	101
3.95%, Due 7/15/2025E	100	106
Newell Rubbermaid, Inc., 3.15%, Due 4/1/2021	180	185
Reynolds American, Inc., 8.125%, Due 6/23/2019	500	591

		1,946

Energy - 1.29%
Kinder Morgan Energy Partners LP, 2.65%, Due 2/1/2019F	270	267
Kinder Morgan, Inc., 5.00%, Due 2/15/2021E	100	103
Petrobras Global Finance BV,
3.25%, Due 3/17/2017	200	200
5.75%, Due 1/20/2020	100	94
5.375%, Due 1/27/2021	100	89
Ras Laffan Liquefied Natural Gas Co., Ltd III, 6.75%, Due 9/30/2019	500	566
Shell International Finance BV, 2.25%, Due 11/10/2020	200	202
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024G	200	212
Statoil ASA, 1.092%, Due 11/8/2018A	400	397

		2,130

Finance - 18.49%
2013-2 Aviation Loan Trust, 2.744%, Due 12/15/2022, Acquired 3/2/2013, Cost $75A E H	74	67
Abbey National Treasury Services, 2.50%, Due 3/14/2019	300	305
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.75%, Due 5/15/2017	550	550
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067, Acquired 3/14/2014, Cost $258A E H	300	162
Aircastle Ltd., 4.625%, Due 12/15/2018	270	279
Allstate Corp., 5.75%, Due 8/15/2053	275	283
American Express Credit Corp., 1.248%, Due 7/31/2018A	820	816
American International Group, Inc., 2.30%, Due 7/16/2019	600	605
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023E	175	177
Banco Santander Chile S.A., 1.529%, Due 4/11/2017A E	880	878
Bank of America Corp.,
6.50%, Due 8/1/2016	1,125	1,134
6.875%, Due 4/25/2018	350	382
5.65%, Due 5/1/2018	500	535
1.668%, Due 1/15/2019A	700	703
1.495%, Due 4/1/2019A	535	534
7.625%, Due 6/1/2019	100	115
4.125%, Due 1/22/2024	100	106

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
Bank of America NA, 5.30%, Due 3/15/2017	$250	$258
BB&T Corp., 2.625%, Due 6/29/2020	600	613
Citigroup, Inc.,
1.175%, Due 3/10/2017A	575	576
1.157%, Due 5/1/2017A	500	499
1.324%, Due 4/27/2018A	595	595
Credit Suisse Group Funding Guernsey Ltd., 3.75%, Due 3/26/2025	250	245
Deutsche Bank AG, 1.237%, Due 2/13/2017A	1,075	1,073
DNB Bank ASA, 2.375%, Due 6/2/2021E	300	301
E*Trade Financial Corp., 5.375%, Due 11/15/2022	170	178
Fifth Third Bancorp, 2.875%, Due 7/27/2020	600	610
Goldman Sachs Group, Inc.,
1.726%, Due 11/15/2018A	2,330	2,343
7.50%, Due 2/15/2019	332	378
HBOS PLC, 1.336%, Due 9/6/2017A D G	995	988
HSBC Holdings PLC, 4.25%, Due 8/18/2025D	200	200
International Lease Finance Corp.,
6.75%, Due 9/1/2016E	600	606
3.875%, Due 4/15/2018	130	132
7.125%, Due 9/1/2018E	130	142
JPMorgan Chase & Co.,
1.538%, Due 1/25/2018A	640	643
2.75%, Due 6/23/2020	250	255
4.40%, Due 7/22/2020	10	11
2.115%, Due 3/1/2021A	400	409
JPMorgan Chase Bank NA, 6.00%, Due 10/1/2017	300	318
KeyCorp, 2.90%, Due 9/15/2020	300	306
Lloyds Bank PLC, 2.05%, Due 1/22/2019D	280	281
Macquarie Bank Ltd., 1.266%, Due 10/27/2017A E	610	609
Macquarie Group Ltd., 1.637%, Due 1/31/2017A E	1,070	1,072
Mizuho Financial Group, 2.632%, Due 4/12/2021E	210	211
Morgan Stanley,
1.918%, Due 4/25/2018A	2,405	2,429
7.30%, Due 5/13/2019	300	343
5.50%, Due 7/24/2020	350	391
Navient Corp., 6.00%, Due 1/25/2017C	270	276
New York Life Global Funding, 2.00%, Due 4/13/2021E	510	509
Reliance Standard Life Global Funding II, 2.15%, Due 10/15/2018E	300	301
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D G I	300	317
Shinhan Bank, 1.281%, Due 4/8/2017A E	1,430	1,428
Skandinaviska Enskilda Banken AB, 2.625%, Due 11/17/2020E	350	355
Svenska Handelsbanken AB, 2.40%, Due 10/1/2020	430	436
Toronto Dominion Bank, 1.627%, Due 4/7/2021A	150	151
UBS AG, 5.125%, Due 5/15/2024G	900	915
Ventas Realty LP / Ventas Capital Corp., 4.00%, Due 4/30/2019F	300	314
Voya Financial, Inc., 5.65%, Due 5/15/2053	275	258
Wells Fargo & Co., 2.60%, Due 7/22/2020	100	102
Westpac Banking Corp., 2.60%, Due 11/23/2020	410	418

		30,426

Manufacturing - 4.87%
Ally Financial, Inc., 3.25%, Due 11/5/2018	275	274
American Axle & Manufacturing, Inc., 6.25%, Due 3/15/2021	260	270
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.634%, Due 12/15/2019A D E	200	201
Daimler Finance North America LLC, 1.875%, Due 1/11/2018C E	800	803
Diamond 1 Financial,
3.48%, Due 6/1/2019E	50	51
4.42%, Due 6/15/2021E	420	428
Electronic Arts, Inc., 3.70%, Due 3/1/2021	70	73
First Data Corp., 5.375%, Due 8/15/2023E	210	215
Ford Motor Credit Co., LLC,
1.413%, Due 1/17/2017A C	2,660	2,663
1.534%, Due 6/15/2018A C	745	740
General Motors Financial Co., Inc., 3.15%, Due 1/15/2020	525	531
Glencore Funding LLC, 1.988%, Due 1/15/2019A C E	235	220
Hewlett Packard Enterprise Co.,
2.45%, Due 10/5/2017E	330	333
3.60%, Due 10/15/2020E	260	267

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
Hyundai Capital America, 2.00%, Due 3/19/2018E	$400	$401
Schaeffler Holding Finance BV, 6.25%, Due 11/15/2019E J	270	283
Western Digital Corp., 10.50%, Due 4/1/2024E	30	31
ZF North America Capital, Inc., 4.00%, Due 4/29/2020E	220	227

		8,011

Service - 4.90%
AbbVie, Inc.,
2.50%, Due 5/14/2020	610	617
3.60%, Due 5/14/2025	100	103
Actavis Funding SCS, 3.00%, Due 3/12/2020	500	507
Block Financial LLC, 4.125%, Due 10/1/2020C	170	172
Centene Escrow Corp., 5.625%, Due 2/15/2021E	240	250
Charter Comm Op LLC, 4.464%, Due 7/23/2022C E	100	105
CSC Holdings LLC, 8.625%, Due 2/15/2019C	140	156
CVS Health Corp., 2.80%, Due 7/20/2020	600	617
Dignity Health, 2.637%, Due 11/1/2019	400	409
DISH DBS Corp.,
4.625%, Due 7/15/2017	790	808
4.25%, Due 4/1/2018	140	144
ERAC USA Finance LLC, 4.50%, Due 8/16/2021C E	350	383
Gilead Sciences, Inc., 2.55%, Due 9/1/2020	430	441
HCA, Inc.,
4.25%, Due 10/15/2019	110	114
6.50%, Due 2/15/2020	400	440
HealthSouth Corp., 5.75%, Due 11/1/2024	180	182
Hertz Corp., 6.75%, Due 4/15/2019	180	182
Home Depot, Inc., 2.00%, Due 4/1/2021	180	182
L Brands, Inc., 5.625%, Due 2/15/2022	200	214
Landry’s, Inc., 9.375%, Due 5/1/2020E	180	189
Mallinckrodt Financial Company, 4.875%, Due 4/15/2020E	220	213
MGM Resorts International, 6.75%, Due 10/1/2020	55	60
Michaels Stores, Inc., 5.875%, Due 12/15/2020E	55	57
New Red Finance, Inc., 6.00%, Due 4/1/2022E	250	259
Numericable Group S.A., 7.375%, Due 5/1/2026E	200	202
Tencent Holdings Ltd., 2.875%, Due 2/11/2020E	200	203
Tenet Healthcare Corp., 6.00%, Due 10/1/2020	250	263
Thermo Fisher Scientific, Inc., 2.40%, Due 2/1/2019	400	405
Universal Health Services, Inc., 4.75%, Due 8/1/2022	70	71
Zimmer Biomet Holdings, Inc., 3.15%, Due 4/1/2022	100	101

		8,049

Sovereign - 2.47%
Argentina Government Bonds, 6.25%, Due 4/22/2019E	510	533
Corporacion Andina de Fomento, 2.00%, Due 5/10/2019	425	426
Dominican Republic, 7.50%, Due 5/6/2021E	100	110
Honduras Government, 8.75%, Due 12/16/2020E	240	271
Norway, Eksportfinans ASA, 5.50%, Due 6/26/2017	600	622
Petrobras Global Finance Company, 8.375%, Due 5/23/2021	400	396
Republic of Serbia, 5.875%, Due 12/3/2018E	240	254
Slovenia Government Bond,
4.125%, Due 2/18/2019G	200	211
5.85%, Due 5/10/2023G	100	115
South Korea, Export-Import Bank of Korea, 5.00%, Due 4/11/2022	200	229
Supranational, Corporacion Andina de Fomento, 1.188%, Due 1/29/2018A	880	881

		4,048

Telecommunications - 1.50%
Altice Financing S.A., 6.625%, Due 2/15/2023E	200	200
AT&T, Inc.,
2.45%, Due 6/30/2020	400	401
3.00%, Due 6/30/2022	100	100
CommScope, Inc., 4.375%, Due 6/15/2020E	235	242
Frontier Communications Corp., 6.25%, Due 9/15/2021	300	280
Sprint Nextel Corp., 8.375%, Due 8/15/2017	190	195
Verizon Communications, Inc.,
2.164%, Due 9/15/2016A	730	733
2.382%, Due 9/14/2018A	200	206
3.65%, Due 9/14/2018	100	105

		2,462

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*		Fair Value
	(000’s)		(000’s)
Transportation - 0.82%
Air Canada, 8.75%, Due 4/1/2020E		$250	$270
Aviation Capital Group Corp., 2.875%, Due 9/17/2018E		500	498
CSX Corp., 7.375%, Due 2/1/2019		500	573

			1,341

Total Domestic Obligations (Cost $58,192)			58,413

FOREIGN OBLIGATIONS - 17.62%
Energy - 0.13%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017G	EUR	100	113
Petrobras Global Finance BV, 3.75%, Due 1/14/2021	EUR	100	94

			207

Finance - 1.06%
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049A G	EUR	200	207
Banco Popular Español S.A., 11.50%, Due 10/29/2049A G	EUR	200	229
Bank of America Corp., 4.057%, Due 10/21/2025, Acquired 5/8/2014, Cost $252A H K	MXN	3,000	176
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100	113
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049D G	GBP	500	726
Novo Banco S.A.,
5.00%, Due 4/23/2019	EUR	100	78
5.00%, Due 5/23/2019	EUR	100	78
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018A D	EUR	100	122

			1,729

Sovereign - 16.43%
Australia, Queensland Treasury Corp., 5.75%, Due 7/22/2024G	AUD	1,515	1,351
Austria, Heta Asset Resolution AG, 2.75%, Due 12/31/2023, Acquired 7/17/2014, Cost $108H	CHF	100	88
Brazil Letras do Tesouro Nacional, 0.01%, Due 7/1/2016	BRL	5,000	1,367
Brazil, Nota Do Tesouro Nacional,
10.00%, Due 1/1/2025	BRL	10,740	2,659
10.00%, Due 1/1/2027	BRL	4,735	1,149
Greece, Hellenic Republic Government Bond,
3.375%, Due 7/17/2017E	EUR	100	107
4.75%, Due 4/17/2019E G	EUR	100	104
Greece, Hellenic Republic Government International Bond,
3.80%, Due 8/8/2017	JPY	30,000	252
3.00%, Due 2/24/2041A G L	EUR	100	70
Hungary Government Bond,
6.00%, Due 11/24/2023	HUF	400,000	1,693
5.50%, Due 6/24/2025	HUF	100,000	416
Indonesia Government Bond,
8.375%, Due 3/15/2024	IDR	9,800,000	742
9.00%, Due 3/15/2029	IDR	4,700,000	371
8.75%, Due 2/15/2044	IDR	18,500,000	1,421
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	4,165	1,016
3.48%, Due 3/15/2023	MYR	4,050	957
Mexican Bonos Desarr,
8.50%, Due 5/31/2029M	MXN	31,500	2,006
8.50%, Due 11/18/2038M	MXN	30,000	1,930
7.75%, Due 11/13/2042M	MXN	50,100	3,008
New Zealand Government Bond,
6.00%, Due 5/15/2021G	NZD	1,230	980
5.50%, Due 4/15/2023G	NZD	1,095	893
Poland Government Bond, 3.25%, Due 7/25/2025	PLN	4,335	1,125
Portugal, Obrigacoes do Tesouro, 4.95%, Due 10/25/2023E	EUR	1,320	1,695
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	4,285	250
6.50%, Due 2/28/2041	ZAR	22,870	997
8.75%, Due 2/28/2048	ZAR	6,445	361

			27,008

Total Foreign Obligations (Cost $33,869)			28,944

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
ASSET-BACKED OBLIGATIONS - 11.76%
American Residential Properties Trust, 1.534%, Due 9/17/2031, 2014 SFR1 AA E	$300	$296
Apidos CLO XXII, 4.434%, Due 10/20/2027, 2015 22A CA E	400	368
Babson CLO Ltd., 4.084%, Due 4/20/2027, 2015 IA D1A E	650	592
Carlyle Global Market Strategies CLO 2015-2 Ltd., 2.104%, Due 4/27/2027, 2015 2A A1A E	250	249
Carrington Mortgage Loan Trust, 0.706%, Due 2/25/2037, 2007 FRE1 A3A	500	353
Citigroup Mortgage Loan Trust, Inc.,
0.606%, Due 12/25/2036, 2007 AMCI A1A E	597	380
0.526%, Due 1/25/2037, 2007 AMC2 A3A	174	110
Countrywide Asset-Backed Certificates Trust,
1.109%, Due 8/25/2035, 2005 3 MV5A	400	362
0.576%, Due 12/25/2036, 2006 12 1AA	161	145
0.606%, Due 3/25/2037, 2006 18 2A2	314	292
0.646%, Due 6/25/2047, 2007 9 1AA	870	646
Drive Auto Receivables Trust, 4.53%, Due 8/15/2023, 2016 BA DE	550	549
Dryden XXXI Senior Loan Fund, 4.133%, Due 4/18/2026, 2014 31A DA E	600	543
Eaton Vance CDO Ltd., 4.834%, Due 10/20/2026, A E	650	617
First Franklin Mortgage Loan Trust, 0.806%, Due 11/25/2035, 2005 FF10 A5A	1,000	731
First Investors Auto Owner, 4.70%, Due 4/18/2022, 2016 1A DE	500	488
GoldenTree Loan Opportunities VII Ltd., 1.788%, Due 4/25/2025, 2013 7A AE	500	494
GSAMP Trust, 0.566%, Due 12/25/2036, 2007 FM1 A2B	1,520	808
Invitation Homes Trust, 1.785%, Due 6/17/2032, 2015 SFR2 AA E	294	292
LCM XX LLC CLO, 4.384%, Due 10/20/2027, 20A DA C E	650	593
Madison Park Funding Ltd.,
0.844%, Due 3/22/2021, 2007 4A A1AA E	1,355	1,337
2.083%, Due 1/19/2025, A E	250	250
Morgan Stanley ABS Capital I Inc. Trust,
0.496%, Due 7/25/2036, 2006 WMC2 A2FPA	77	31
0.596%, Due 11/25/2036, 2007 HE1 A2CA	496	294
Morgan Stanley Capital I Inc. Trust, 0.626%, Due 3/25/2036, 2006 HE2 A2C	15	12
Morgan Stanley Home Equity Loan Trust,
0.586%, Due 12/25/2036, 2007 1 A3A	727	406
0.546%, Due 4/25/2037, 2007 2 A1A	1,098	635
Nomura Home Equity Loan Inc., Home Equity Loan Trust, 0.776%, Due 10/25/2036, 2006 AF1 A4	1,112	397
Oak Hill Credit Partners, 1.754%, Due 4/20/2025, 2013 8A AE	500	495
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3	312	125
Octagon Investment Partners 24 Ltd., 2.104%, Due 5/21/2027, A E	250	248
OHA Credit Partners XI Ltd., CLO, 4.934%, Due 10/20/2028, 2015 11A DA E	600	578
Prestige Auto Receivables Trust 2016-1, 5.15%, Due 11/15/2021, E	400	401
RAAC Series Trust, 0.846%, Due 9/25/2045, 2006 SP1 M1A	800	654
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3	960	469
Residential Asset Securities Corp., Trust,
1.026%, Due 7/25/2033, 2003 KS5 AIIBA	6	5
0.886%, Due 1/25/2036, 2005 KS12 M1A	175	166
Santander Drive Auto Receivables Trust 2015-3, 3.49%, Due 5/17/2021,	350	356
Tralee CDO Ltd., 1.984%, Due 7/20/2026, 2014 3A A2E	600	593
Venture XVII CLO Ltd., 2.108%, Due 7/15/2026, A E	600	596
VOLT XXII LLC, 3.50%, Due 2/25/2055, 2015 NPL4 A1C E	435	431
VOLT XXXIV LLC, 3.25%, Due 2/25/2055, 2015 NPL7 A1C E	419	412
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1C E	603	597
Wells Fargo Home Equity Asset-Backed Securities Trust, 0.676%, Due 4/25/2037, 2007 2 A3A	468	398
Westlake Automobile Receivables Trust, 4.55%, Due 9/15/2021, 2016 1A DE	530	531

Total Asset-Backed Obligations (Cost $19,807)		19,325

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.88%
Adjustable Rate Mortgage Trust, 3.110%, Due 9/25/2035, 2005 5 2A1	67	55
American Home Mortgage Investment Trust,
2.314%, Due 10/25/2034, 2004 3 5AA	32	32
2.405%, Due 9/25/2045, 2005 2 4A1A	5	5
Ameriquest Mortgage Securities Inc., 2.389%, Due 6/25/2034, 2004 R4 M2A	840	617
Banc of America Alternative Loan Trust, 0.846%, Due 5/25/2035, 2005 4 CB6A	42	32
Banc of America Funding Corporation,
0.648%, Due 4/20/2047, 2007 B A1	577	450
0.738%, Due 5/20/2047, 2007 C 7A5A	257	209
Banc of America Mortgage Securities, Inc., 3.281%, Due 7/20/2032, 2002 G1A3A	4	4

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
Bear Stearns Adjustable Rate Mortgage Trust,
2.749%, Due 11/25/2030, 2000 2 A1	$26	$25
2.703%, Due 8/25/2033, 2003 5 2A1A	70	69
2.868%, Due 8/25/2033, 2003 5 1A1A	45	45
3.065%, Due 4/25/2034, 2004 1 22A1A	29	28
3.271%, Due 11/25/2034, 2004 9 22A1A	17	16
2.66%, Due 10/25/2035, 2005 9 A1A	39	38
3.188%, Due 5/25/2047, 2007 3 1A1A	31	28
Bear Stearns Alt-A Trust,
2.760%, Due 11/25/2036, 2006 6 32A1	112	76
4.602%, Due 12/25/2046, 2006 7 23A1	891	634
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	190
2.846%, Due 2/25/2037, 2007 A1 1A5	30	29
2.816%, Due 3/25/2037, 2007 A1 12M3A	225	177
CHL Mortgage Pass-Through Trust, 2.635%, Due 11/20/2035, 2005 HYB7 6A1A	895	798
Citigroup Mortgage Loan Trust, Inc.,
2.765%, Due 8/25/2035, 2005 3 2A2A	36	35
2.41%, Due 9/25/2035, 2005 6 A3A	29	27
Colony American Homes, 1.584%, Due 5/17/2031, 2014 1A AA E	294	292
Countrywide Alternative Loan Trust,
5.50%, Due 10/25/2033, 2003 20CB 1A4	171	172
6.00%, Due 10/25/2033, 2003 J2 A1	20	20
1.169%, Due 11/25/2035, 2005 56 1A1A	1,062	889
6.50%, Due 9/25/2036, 2006 J5 1A1	728	640
0.616%, Due 11/25/2036, 2006 OCB 2A2B	328	327
0.726%, Due 2/25/2037, 2005 81 A1A	16	13
0.648%, Due 7/20/2046, 2006 OA9 2A1AA	10	7
0.636%, Due 9/25/2046, 2006 OA11 A1BA	13	12
0.633%, Due 12/20/2046, 2006 OA17 1A1A	1,169	868
Countrywide Home Loan Mortgage Pass Through Trust,
2.839%, Due 6/25/2033, 2003 27 A1A	34	33
1.206%, Due 9/25/2034, 2004 16 1A4AA	38	34
0.736%, Due 4/25/2035, 2005 3 2A1A	180	149
0.676%, Due 5/25/2035, 2005 9 1A3A	130	108
5.75%, Due 5/25/2037, 2007 5 A51	59	55
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	454	335
Deutsche Alt-A Securities Mortgage Loan Trust, 0.596%, Due 3/25/2037, 2007 AR2 A1	649	467
Fannie Mae Connecticut Avenue Securities,
2.046%, Due 1/25/2024, 2014 C01 M1A	983	984
1.396%, Due 5/25/2024, 2014 C02 1M1A	1,437	1,429
1.646%, Due 7/25/2024, 2014 C03 1M1A	415	415
2.546%, Due 11/25/2024, 2014 C04 2M1A	74	75
4.446%, Due 5/25/2025, 2015 C02 1M2A	500	500
5.446%, Due 7/25/2025, 2015 C03 2M2A	200	203
2.146%, Due 4/25/2028, 2015 C04 2M1A	710	712
6.146%, Due 4/25/2028, 2015 C04 1M2A	525	548
2.646%, Due 10/25/2028, 2016 C03 2M1A	298	301
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	12	13
Fannie Mae REMIC, 0.646%, Due 10/27/2037, 2007 114 A6	301	300
First Horizon Asset Securities, Inc., 2.705%, Due 2/25/2034, 2004 AR1 2A1A	39	39
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.096%, Due 4/25/2024, 2014 DN2 M2A	250	250
4.046%, Due 4/25/2024, 2014 DN2 M3A	1,000	974
4.346%, Due 12/25/2027, 2015 DNA2 M3A	1,000	1,015
GSMPS Mortgage Loan Trust,
0.796%, Due 3/25/2035, 2005 RP2 1AFA E	724	610
0.796%, Due 9/25/2035, 2005 RP3 1AFA E	743	600
0.846%, Due 4/25/2036, 2006 RP2 1AF1A E	409	336
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	2	2
2.456%, Due 6/25/2034, 2004 7 3A1	27	26
2.859%, Due 11/25/2035, 2005 AR7 6A1A	24	23
JP Morgan Alternative Loan Trust, 1.830%, Due 5/26/2037, 2008 R3 3A1E	254	228
JP Morgan Mortgage Trust, 3.00%, Due 9/25/2044, 2014 IVR3 2A1A E	359	361
Master Specialized Loan Trust, 0.706%, Due 2/25/2036, 2006 2 AA E	816	705
Morgan Stanley ABS Capital I Inc. Trust, 0.506%, Due 12/25/2036, 2007 HE3 A2AA	452	267

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*		Fair Value
	(000’s)		(000’s)
Morgan Stanley Mortgage Loan Trust, 2.428%, Due 6/25/2036, 2006 8AR 5A4A		$20	$19
Nationstar Mortgage Loan Trust, 3.75%, Due 12/25/2052, 2013 A AE		153	153
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2		9	5
New Residential Mortgage Loan Trust,
3.75%, Due 5/28/2052, 2015 1A A3E		220	226
3.75%, Due 5/25/2054, 2014 2A A3E		344	355
5.661%, Due 11/25/2054, 2014 3A B3A E		445	471
3.75%, Due 8/25/2055, 2015 2A A1		595	611
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2E		96	89
Prime Mortgage Trust, 0.946%, Due 2/25/2035, 2006 CL1 A1A		67	62
Residential Accredit Loans, Inc., Trust,
5.75%, Due 9/25/2035, 2005 QS13 2A4		759	671
0.696%, Due 2/25/2036, 2006 QA2 1A1A		550	380
0.546%, Due 5/25/2037, 2007 QA3 A1A		304	223
Residential Asset Securitization Trust, 2.800%, Due 12/25/2034, 2004 IP2 4A		63	61
Residential Funding Mortgage Securities Trust, 6.00%, Due 5/25/2037, 2007 S5 A4		977	879
Sequoia Mortgage Trust,
3.50%, Due 4/25/2042, 2012 2 A2		70	70
1.45%, Due 2/25/2043, 2013 1 1A1A		217	208
Springleaf Mortgage Loan Trust, 1.27%, Due 6/25/2058, 2013 1A AE		234	233
Structured Asset Mortgage Investments II Trust,
1.765%, Due 2/25/2036, 2005 AR8 A2A		805	729
0.646%, Due 8/25/2036, 2006 AR7 A10A		442	385
0.676%, Due 5/25/2045, 2005 AR2 2A1A		83	72
Structured Asset Mortgage Investments Trust, 1.119%, Due 11/19/2033, 2003 AR3 A1A		501	475
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14		80	82
WaMu Mortgage Pass Through Certificates,
2.487%, Due 2/25/2033, 2003 AR1 2AA		3	3
2.797%, Due 3/25/2035, 2005 AR3 A1		34	33
5.50%, Due 11/25/2035, 2005 9 2A2		201	197
2.463%, Due 9/25/2036, 2006 AR10 1A1		755	679
1.981%, Due 1/25/2037, 2006 AR18 1A1A		1,122	942
0.606%, Due 2/25/2037, 2007 HY1 A2AA		284	204
2.683%, Due 3/25/2037, 2007 HY3 4A1A		145	136
2.021%, Due 12/19/2039, 2001 AR5 1A		75	73
Wells Fargo Mortgage Backed Securities Trust, 2.793%, Due 3/25/2035, 2005 AR3 2A1A		56	56

Total Collateralized Mortgage Obligations (Cost $27,675)			27,738

FOREIGN COLLATERALIZED MORTGAGE OBLIGATIONS - 0.78%
IM Pastor 4 Fondo de Titulizacion de Activos, 0.009%, Due 3/22/2044, 4 A	EUR	859	743
Rural Hipotecario I Fondo De Titulizacion Hipotecaria, 0.057%, Due 2/17/2050, 9 A2	EUR	332	363
TDA CAM Fondo de Titulizacion de Activos, 0.418%, Due 2/26/2049, 8 A	EUR	168	173

Total Foreign Collateralized Mortgage Obligations (Cost $1,663)			1,279

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.61%
Fannie Mae Pool, 3.00%, Due 2/1/2046		99	102
Fannie Mae TBA, 3.50%, Due 7/14/2046 N		4,000	4,180

Total U.S. Agency Mortgage-Backed Obligations (Cost $4,276)			4,282

U.S. TREASURY OBLIGATIONS - 21.94%
U.S. Treasury Floating Rate Note - 1.37%
0.352%, Due 7/31/2017 A		1,450	1,450
0.547%, Due 1/31/2018 A		590	591
0.465%, Due 4/30/2018		205	205

			2,246

U.S. Treasury Inflation Protected Securities - 1.92%
0.125%, Due 7/15/2024 K		802	797
0.25%, Due 1/15/2025 K P		201	201
2.375%, Due 1/15/2025 K		669	788
2.375%, Due 1/15/2027 K		236	285
3.875%, Due 4/15/2029 K		490	692
0.75%, Due 2/15/2045 K		404	386

			3,149

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

	Par Amount*	Fair Value
	(000’s)	(000’s)
U.S. Treasury Notes/Bonds - 18.65%
1.625%, Due 7/31/2019	$5,700	$5,801
1.375%, Due 3/31/2020	5,300	5,332
2.00%, Due 7/31/2022P	2,700	2,768
1.875%, Due 10/31/2022	1,500	1,525
2.50%, Due 5/15/2024	11,000	11,636
2.125%, Due 5/15/2025	50	51
2.00%, Due 8/15/2025	2,300	2,334
1.625%, Due 2/15/2026	200	196
3.125%, Due 8/15/2044	300	331
3.00%, Due 5/15/2045	100	108
2.50%, Due 2/15/2046	600	583

		30,665

Total U.S. Treasury Obligations (Cost $35,778)		36,060

MUNICIPAL OBLIGATIONS - 0.19%
Buckeye Tobacco Settlement Financing Authority, 6.00%, Due 6/1/2042	100	98
City of Chicago, IL, 7.75%, Due 1/1/2042	100	101
Illinois State G.O. BAB, 7.35%, Due 7/1/2035	100	113
Total Municipal Obligations (Cost $290)		312

	Shares
SHORT-TERM INVESTMENTS - 5.74%
Investment Companies - 4.95%
American Beacon U.S. Government Money Market Select Fund, Select ClassO	8,134,059	8,134

U.S. Agency Obligations - 0.36%
Federal Home Loan Bank
0.29%, Due 7/8/2016	400,000	400
0.32%, Due 8/1/2016	200,000	200

		600

U.S. Treasury Bills - 0.43%
0.295%, Due 8/18/2016	700,000	699

Total Short-Term Investments (Cost $9,433)		9,433

TOTAL INVESTMENTS - 115.54% (Cost $195,067)		189,888
PURCHASED OPTIONS - 0.24% (Cost $389)		396
WRITTEN OPTIONS - (0.23%) (Premiums $362 )		(376)
LIABILITIES, NET OF OTHER ASSETS - (15.55%)		(25,561)

TOTAL NET ASSETS - 100.00%		$164,347

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Term Loan.
C	LLC - Limited Liability Company.
D	PLC - Public Limited Company.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $33,676 or 20.49% of net assets. The Fund has no right to demand registration of these securities.
F	LP - Limited Partnership.
G	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
H	Illiquid Security. At period end, the amount of illiquid securities was $493 or 0.30% of net assets.
I	Variable rate.
J	PIK - Payment in Kind.
K	Inflation-Indexed Note.
L	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
M	Par value represents units rather than shares.
N	TBA - To Be Announced.
O	The Fund is affiliated by having the same investment advisor.
P	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)

U.S. Treasury Note/Bond, 2.500%, Due 5/15/24		7.1
U.S. Treasury Note/Bond, 1.625%, Due 7/31/19		3.5
U.S. Treasury Note/Bond, 1.375%, Due 3/31/2020		3.2
Fannie Mae TBA, 3.500%, Due 7/14/2046		2.5
Mexican Bonos Desarrollo, 7.750%, Due 11/13/42		1.8
U.S. Treasury Note/Bond, 2.000%, Due 7/31/2022		1.7
Ford Motor Credit Co., LLC, 1.037%, Due 1/17/2017		1.6
Brazil, Nota Do Tesouro Nacional, 10.000%, Due 1/1/2025		1.6
Morgan Stanley, 1.514%, Due 4/25/2018		1.5
Goldman Sachs Group, Inc., 1.357%, Due 11/15/2018		1.4

Total Fund Holdings	365

Sector Allocation (% Investments)

U.S. Treasury Notes/Bonds	20.2
Financials	17.7
Sovereign Obligations	17.1
Collateralized Mortgage Obligations	15.3
Asset-Backed Obligations	10.6
Service	5.5
Manufacturing	5.4
U.S. Agency Mortgage-Backed Obligations	2.7
Telecommunications	1.4
Energy	1.3
Consumer	1.2
Foreign Collateralized Mortgage Obligations	0.7
Transportation	0.7
Municipal Obligations	0.2

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Country Allocation (% Investments)

United States	68.4
Cayman Islands	4.3
Mexico	3.9
Brazil	2.9
Australia	1.9
United Kingdom	1.8
Indonesia	1.4
Hungary	1.2
Malaysia	1.1
New Zealand	1.0
Portugal	1.0
Spain	1.0
South Korea	0.9
South Africa	0.9
Norway	0.7
Netherlands	0.7
Poland	0.6
Germany	0.6
Luxembourg	0.6
Switzerland	0.5
Supranational	0.5
Chile	0.5
Sweden	0.4
Ireland	0.4
Canada	0.4
Qatar	0.3
Argentina	0.3
Greece	0.3
Belgium	0.2
Slovenia	0.2
Bermuda	0.2
Honduras	0.2
Serbia	0.1
Guernsey	0.1
British Virgin Islands	0.1
Japan	0.1
France	0.1
Dominican Republic	0.1
Austria	0.1

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Futures Contracts Open on May 31, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	Short	13	June 2016	$(3,216,440)	$(10,073)
90-Day Eurodollar Futures	Short	12	September 2016	(2,961,271)	(13,669)
90-Day Eurodollar Futures	Short	137	December 2016	(33,725,558)	(202,348)
90-Day Eurodollar Futures	Short	11	March 2017	(2,704,901)	(17,175)
Australian 10-Year Bond Futures	Long	1	June 2016	94,090	1,952
Euro BOBL Futures	Short	12	June 2016	(1,754,797)	636
Euro BUND Futures	Long	7	June 2016	1,276,551	537
Euro OAT Futures	Short	30	June 2016	(5,208,113)	(84,815)
U.S. Long Bond Futures	Short	6	June 2016	(995,559)	7,241
U.S. Long Bond Futures	Long	6	June 2016	986,270	2,041
U.S. Long Bond Futures	Short	6	September 2016	(977,980)	(1,894)
U.S. Treasury 10-Year Note Futures	Short	10	September 2016	(1,297,959)	1,084
U.S. Treasury 10-Year Note Futures	Long	22	September 2016	2,850,621	2,502
U.S. Treasury 2-Year Note Futures	Long	13	September 2016	2,831,169	1,612
U.S. Treasury 5-Year Note Futures	Long	49	September 2016	5,877,382	8,354
U.S. Ultra Bond Futures	Long	16	June 2016	2,795,642	(30,620)
U.S. Ultra Bond Futures	Long	7	September 2016	1,223,310	2,564

				$(34,908,543)	$(332,071)

Centrally cleared Swap Agreements Outstanding on May 31, 2016:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Maturity Date	Currency	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.3500	9/28/2017	USD	6,450	$664	$(23,268)	$(23,932)
Receive	3-Month USD-LIBOR	1.7500	12/14/2017	USD	4,700	(24,398)	(32,433)	(8,035)
Receive	3-Month USD-LIBOR	1.5000	12/16/2017	USD	19,400	(128,673)	(161,323)	(32,650)
Receive	3-Month USD-LIBOR	1.7500	12/16/2018	USD	300	(879)	(4,953)	(4,074)
Receive	3-Month USD-LIBOR	1.7500	12/16/2018	USD	8,100	(23,316)	(133,164)	(109,848)
Receive	6-Month GBP-LIBOR	1.6500	1/22/2020	GBP	400	12	(13,706)	(13,718)
Pay	1-Month MXN-TIIE	5.4300	6/12/2020	MXN	800	—	(17)	(17)
Pay	3-Month USD-LIBOR	2.0000	12/16/2020	USD	20,800	332,836	646,966	314,130
Receive	3-Month USD-LIBOR	2.0000	12/16/2020	USD	35,700	128,565	(1,131,901)	(1,260,466)
Receive	6-Month GBP-LIBOR	2.0000	3/18/2022	GBP	700	(6,056)	(46,998)	(40,942)
Pay	3-Month USD-LIBOR	2.2500	12/16/2022	USD	10,600	(75,929)	521,877	597,806
Pay	1-Month MXN-TIIE	6.4950	6/16/2025	MXN	2,700	1,644	2,989	1,345
Receive	3-Month USD-LIBOR	2.3300	8/19/2025	USD	700	—	(40,775)	(40,775)
Receive	3-Month USD-LIBOR	2.3000	12/3/2025	USD	100	—	(5,547)	(5,547)
Receive	3-Month USD-LIBOR	2.1500	12/3/2025	USD	600	—	(25,195)	(25,195)
Receive	6-Month JPY-LIBOR	0.3000	3/18/2026	JPY	150,000	(18,063)	(27,997)	(9,934)
Receive	3-Month USD-LIBOR	2.2500	6/15/2026	USD	9,000	(127,392)	(468,476)	(341,084)
Receive	3-Month USD-LIBOR	2.2500	6/15/2026	USD	8,300	34,466	(414,113)	(448,579)
Receive	6-Month GBP-LIBOR	2.2500	3/16/2046	GBP	200	(16,223)	(39,786)	(23,563)
Receive	3-Month USD-LIBOR	2.5000	6/15/2046	USD	3,400	(259,603)	(253,731)	5,872

						$(182,345)	$(1,651,551)	$(1,469,206)

OTC Swap agreements outstanding on May 31, 2016:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 5/31/2016(3) (%)	Currency	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Kraft Heinz Foods Co.	GST	1.0000	9/20/2018	0.1536	USD	100	$(1,754)	$(1,946)	$(192)

							$(1,754)	$(1,946)	$(192)

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 5/31/2016(3) (%)	Currency	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Volkswagen International Finance N.V.	GST	1.0000	12/20/2016	0.2263	EUR	100	$(642)	$491	$1,133
Volkswagen International Finance N.V.	MYC	1.0000	12/20/2016	0.2263	EUR	100	(483)	491	974
Federal Republic of Brazil	GST	1.0000	12/20/2016	0.7511	USD	200	(1,169)	279	1,448

							$(2,294)	$1,261	$3,555

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index	Counterparty	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 5/31/2016(3) (%)	Currency	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Markit CDX HY	GLM	5.0000	6/20/2021	4.3516	USD	900	$(28,872)	$(24,860)	$4,012

							$(28,872)	$(24,860)	$4,012

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Inflation Linked Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate (%)	Expiration Date	Currency	Notional Amount (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR-EXT-CPI	GSC	0.7400	1/26/2020	EUR	400	$(1,075)	$(5,600)	$(4,525)
Receive	EUR-EXT-CPI	BOA	0.7100	1/29/2020	EUR	900	(517)	(10,996)	(10,479)
Receive	EUR-EXT-CPI	GSC	0.6600	1/30/2020	EUR	1,000	(55)	(9,293)	(9,238)
Receive	EUR-EXT-CPI	CBK	0.9900	3/31/2020	EUR	1,700	(258)	(39,838)	(39,580)
Pay	UK-RPI	GSC	3.1400	1/14/2030	GBP	300	—	24,021	24,021
Pay	UK-RPI	CBK	3.4000	6/15/2030	GBP	10	(9)	1,263	1,272
Pay	UK-RPI	MYC	3.3000	11/15/2030	GBP	80	(136)	6,686	6,822
Pay	UK-RPI	DUB	3.3000	11/15/2030	GBP	60	(15)	5,015	5,030

							$(2,065)	$(28,742)	$(26,677)

Interest Rate Swaps – Overnight Indexed Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate (%)	Expiration Date	Currency	Notional Amount (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	1-Year BRL-CDI	DUB	12.055	1/4/2021	BRL	10,200	$10,080	$(69,638)	$(79,718)
Pay	1-Year BRL-CDI	GLM	12.810	1/4/2021	BRL	500	(478)	(362)	116
Pay	1-Year BRL-CDI	DUB	12.600	1/4/2021	BRL	1,400	44	(3,321)	(3,365)

							$9,646	$(73,321)	$(82,967)

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Purchased options outstanding on May 31, 2016:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 1-Year IRS	CBK	3-Month USD-LIBOR	Pay	0.90	6/20/2016	USD	15,600	$6,240	$5,808	$(432)
Put - OTC 1-Year IRS	RBS	3-Month USD-LIBOR	Pay	0.90	6/20/2016	USD	12,300	4,920	4,579	(341)
Put - OTC 1-Year IRS	BOA	3-Month USD-LIBOR	Pay	0.90	6/20/2016	USD	6,600	2,640	2,457	(183)
Put - OTC 1-Year IRS	CBK	3-Month USD-LIBOR	Pay	1.20	7/18/2016	USD	3,700	1,295	145	(1,150)
Call - OTC 2-Year IRS	CBK	3-Month USD-LIBOR	Pay	0.70	10/3/2016	USD	3,300	6,319	1,104	(5,215)
Call - OTC 2-Year IRS	GLM	3-Month USD-LIBOR	Pay	1.00	3/28/2017	USD	5,600	18,998	14,803	(4,195)
Put - OTC 30-Year IRS	GSC	3-Month USD-LIBOR	Pay	2.97	9/24/2018	USD	1,200	62,100	49,573	(12,527)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	USD	600	30,525	24,786	(5,739)
Put - OTC 30-Year IRS	MYC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	USD	600	28,848	24,361	(4,487)

								$161,885	$127,676	$(34,269)

Interest Rate Floors

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	BRC	3M USD-LIBOR	Pay	1.63	8/15/2019	USD	5,000	$44,900	$59,145	$14,245
Call - INT FLR USD	DUB	3M USD-LIBOR	Pay	1.63	8/15/2019	USD	2,500	22,500	29,573	7,073
Call - INT FLR USD	GLM	3M USD-LIBOR	Pay	1.63	8/15/2019	USD	14,000	89,600	161,472	71,872

								$157,000	$250,190	$93,190

OTC European Foreign Currency Option

Description	Counterparty	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC EPUT USD versus JPY	BOA	104.00	6/7/2016	USD	2,400	$18,679	$24	$(18,655)
Put - OTC EPUT EUR versus MXN	GLM	19.00	2/9/2017	EUR	100	1,703	1,020	(683)
Put - OTC EPUT EUR versus MXN	GLM	19.00	2/15/2017	EUR	500	19,546	5,241	(14,305)

						$39,928	$6,285	$(33,643)

Index Options

Index	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put- S&P 500 Index	1,750.00	5/31/2016	USD	92	$8,372	$230	$(8,142)
Put- S&P 500 Index	1,725.00	6/17/2016	USD	61	8,113	1,220	(6,893)
Put- S&P 500 Index	1,760.00	6/30/2016	USD	85	8,160	8,160	—

					$24,645	$9,610	$(15,035)

Exchange-Traded Fund Contracts

Description	Exercise Price	Currency	Expiration Date	Number of Contracts	Premium Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put- iShares 20+ Year T-Bond	123.00	USD	6/17/2016	180	$2,858	$540	$(2,318)
Put- iShares 20+ Year T-Bond	122.00	USD	7/1/2016	182	2,730	1,729	(1,001)

					$5,588	$2,269	$(3,319)

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Written options outstanding on May 31, 2016:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 10-Year IRS	BRC	3-Month USD-LIBOR	Receive	1.75	6/29/2016	GBP	400	$(3,338)	$(818)	$2,520
Put - OTC 10-Year IRS	MYC	3-Month USD-LIBOR	Receive	1.68	7/5/2016	GBP	200	(1,413)	(905)	508
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Pay	5.20	7/29/2016	USD	1,500	(18,373)	—	18,373
Call - OTC 10-Year IRS	CBK	3-Month USD-LIBOR	Receive	1.50	10/3/2016	USD	700	(6,300)	(5,452)	848
Call - OTC 10-Year IRS	GLM	3-Month USD-LIBOR	Receive	1.56	3/28/2017	USD	200	(3,333)	(3,275)	58
Call - OTC 10-Year IRS	GLM	3-Month USD-LIBOR	Receive	1.57	3/28/2017	USD	1,000	(16,000)	(16,697)	(697)
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	USD	2,800	(29,119)	(24,938)	4,181
Put - OTC 5-Year IRS	GLM	3-Month USD-LIBOR	Receive	2.60	9/24/2018	USD	5,800	(61,840)	(51,658)	10,182
Put - OTC 5-Year IRS	MYC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	USD	3,000	(31,758)	(27,181)	4,577

								$(171,474)	$(130,924)	$40,550

Interest Rate Floors

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	USD	5,000	$(22,500)	$(26,978)	$(4,478)
Call - INT FLR USD	BRC	3M USD-LIBOR	Receive	1.00	8/15/2019	USD	10,000	(45,770)	(53,955)	(8,185)
Call - INT FLR USD	GLM	3M USD-LIBOR	Receive	1.00	8/15/2019	USD	28,000	(89,600)	(152,412)	(62,812)

								$(157,870)	$(233,345)	$(74,475)

OTC European Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC EPUT USD versus JPY	BOA	99.00	6/7/2016	USD	2,400	$(4,315)	$—	$4,315
Put - OTC EPUT EUR versus MXN	GLM	16.00	2/9/2017	EUR	100	(149)	(63)	86
Call - OTC ECAL EUR versus MXN	GLM	26.75	2/15/2017	EUR	500	(15,955)	(3,786)	12,169

						$(20,419)	$(3,849)	$16,570

Options on Exchange-Traded Futures:
Description	Counterparty	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - Euro-Bund Future Option	MYC	159.50	6/24/2016	EUR	7	$(4,633)	$(623)	$4,010
Put - 10-Year U.S. Treasury Future Option	MYC	128.00	6/24/2016	USD	14	(3,263)	(1,969)	1,294
Put - 10-Year U.S. Treasury Future Option	MYC	129.00	6/24/2016	USD	13	(4,453)	(4,875)	(422)

						$(12,349)	$(7,467)	$4,882

Forward Currency Contracts Open at May 31, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CNY	1,111,562	10/24/2016	BCC	$24,562	$—	$24,562
Buy	EUR	287,178	6/14/2016	BNP	—	(5,714)	(5,714)
Sell	EUR	549,867	6/14/2016	BNP	—	(4,410)	(4,410)
Buy	GBP	818,318	6/2/2016	BOA	—	(9,972)	(9,972)
Sell	GBP	1,090,607	6/2/2016	BOA	7,334	—	7,334
Sell	EUR	2,289,834	6/2/2016	BOA	61,373	—	61,373
Sell	JPY	255,565	6/2/2016	BOA	9,915	—	9,915
Sell	GBP	818,515	7/5/2016	BOA	9,935	—	9,935
Buy	SGD	404,788	8/2/2016	BOA	—	(264)	(264)
Sell	SGD	404,788	8/2/2016	BOA	7,599	—	7,599
Buy	CNY	21,754	8/18/2016	BOA	—	(224)	(224)
Buy	CNY	76,129	8/18/2016	BOA	—	(724)	(724)
Sell	CNY	153,370	8/18/2016	BOA	—	(4,157)	(4,157)
Sell	CNY	3,290,880	10/24/2016	BOA	39,553	—	39,553
Sell	CNY	152,760	1/6/2017	BOA	—	(5,394)	(5,394)
Buy	INR	399,698	8/16/2016	BRC	—	(3,380)	(3,380)
Sell	INR	399,698	8/16/2016	BRC	714	—	714
Sell	CNY	535,036	8/23/2016	BRC	—	(5,929)	(5,929)
Buy	BRL	184,319	6/2/2016	CBK	—	(4,896)	(4,896)
Buy	JPY	2,077,726	6/2/2016	CBK	—	(19,985)	(19,985)
Sell	JPY	1,042,823	6/2/2016	CBK	—	(1,058)	(1,058)

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	BRL	184,319	6/2/2016	CBK	$948	$—	$948
Buy	JPY	8,127,670	6/3/2016	CBK	12,287	—	12,287
Sell	JPY	5,237,832	6/3/2016	CBK	—	(89,918)	(89,918)
Sell	JPY	2,889,838	6/3/2016	CBK	—	(16,843)	(16,843)
Sell	JPY	2,080,176	7/5/2016	CBK	20,121	—	20,121
Buy	SEK	1,044,770	7/14/2016	CBK	—	(35,438)	(35,438)
Buy	EUR	167,292	8/10/2016	CBK	—	(3,737)	(3,737)
Buy	EUR	133,834	8/10/2016	CBK	—	(3,091)	(3,091)
Buy	EUR	178,445	8/10/2016	CBK	—	(105)	(105)
Sell	EUR	9,156,468	8/10/2016	CBK	249,853	—	249,853
Sell	AUD	103,091	8/12/2016	CBK	1,512	—	1,512
Sell	CAD	93,038	8/12/2016	CBK	1,989	—	1,989
Buy	INR	24,296	8/18/2016	CBK	—	(201)	(201)
Sell	JPY	8,162,398	10/3/2016	CBK	—	(10,962)	(10,962)
Buy	CNY	489,935	10/24/2016	CBK	—	(6,154)	(6,154)
Buy	BRL	807,396	6/2/2016	DUB	—	(13,540)	(13,540)
Buy	BRL	184,319	6/2/2016	DUB	—	(948)	(948)
Sell	BRL	177,614	6/2/2016	DUB	—	(480)	(480)
Sell	BRL	814,101	6/2/2016	DUB	—	(6,060)	(6,060)
Sell	RUB	259,054	6/15/2016	DUB	—	(1,054)	(1,054)
Sell	BRL	799,859	7/5/2016	DUB	13,094	—	13,094
Buy	RUB	318,037	7/15/2016	DUB	—	(10,060)	(10,060)
Sell	RUB	56,617	7/15/2016	FBF	1,383	—	1,383
Sell	MXN	41,647	8/25/2016	FBF	1,110	—	1,110
Buy	EUR	73,435	6/2/2016	GLM	—	(393)	(393)
Buy	EUR	1,520,993	6/2/2016	GLM	—	(2,255)	(2,255)
Sell	JPY	779,338	6/2/2016	GLM	19,094	—	19,094
Sell	BRL	1,370,746	7/5/2016	GLM	—	(18,846)	(18,846)
Sell	EUR	1,522,756	7/5/2016	GLM	2,233	—	2,233
Sell	CNY	810,269	2/6/2017	GLM	—	(38,196)	(38,196)
Buy	NZD	552,106	6/1/2016	HUS	—	(596)	(596)
Sell	NZD	552,106	6/1/2016	HUS	—	(12,970)	(12,970)
Buy	CLP	3,369,732	6/13/2016	HUS	144,727	—	144,727
Buy	CLP	808,588	7/8/2016	HUS	—	(6,614)	(6,614)
Buy	NOK	1,637,477	7/13/2016	HUS	—	(27,033)	(27,033)
Buy	SEK	984,726	7/14/2016	HUS	—	(27,145)	(27,145)
Buy	EUR	390,349	8/10/2016	HUS	—	(9,190)	(9,190)
Sell	KRW	2,631,401	8/11/2016	HUS	68,861	—	68,861
Sell	SGD	5,424,608	8/17/2016	HUS	31,057	—	31,057
Sell	AUD	230,649	8/18/2016	HUS	1,193	—	1,193
Buy	SEK	1,828,219	8/22/2016	HUS	—	(24,231)	(24,231)
Buy	AUD	539,793	8/22/2016	HUS	—	(4,318)	(4,318)
Sell	NZD	541,759	8/22/2016	HUS	1,401	—	1,401
Buy	INR	2,593,646	8/24/2016	HUS	9,515	—	9,515
Buy	GBP	272,290	6/2/2016	SCB	740	—	740
Buy	EUR	28,929	6/2/2016	SCB	—	(385)	(385)
Buy	EUR	666,477	6/2/2016	SCB	—	(16,843)	(16,843)
Sell	CHF	100,938	8/12/2016	SCB	2,591	—	2,591
Buy	CNY	2,687,887	8/19/2016	SCB	—	(21,288)	(21,288)

					$744,694	$(475,001)	$269,693

Borrowing and Other Financing Transactions

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
The Bank of Nova Scotia(1)	0.57%	4/4/2016	7/5/2016	$7,945,750	(8)	$7,945,750
The Bank of Nova Scotia(2)(3)	0.59%	4/22/2016	7/25/2016	8,352,803	(8)	8,352,803
The Royal Bank of Scotland(4)(5)	0.58%	5/5/2016	7/6/2016	7,844,500	(9)	7,844,500
The Royal Bank of Scotland(6)	0.58%	5/18/2016	7/19/2016	919,125	(9)	919,125
J.P. Morgan Chase(7)	0.37%	5/18/2016	8/19/2016	585,000	(10)	585,000

				$25,647,178		$25,647,178

1)	Collateralized by a U.S. Treasury N/B valued at $7,945,750, 2.500%, 5/15/2024.
2)	Collateralized by a U.S. Treasury N/B valued at $5,828,250, 1.625%, 7/31/2019.
3)	Collateralized by a U.S. Treasury N/B valued at $2,524,553, 2.000%, 7/31/2022.
4)	Collateralized by a U.S. Treasury N/B valued at $5,366,250, 1.375%, 3/31/2020.
5)	Collateralized by a U.S. Treasury N/B valued at $2,478,250, 2.500%, 5/15/2024.
6)	Collateralized by a U.S. Treasury N/B valued at $919,125, 2.000%, 8/15/2025.
7)	Collateralized by a U.S. Treasury N/B valued at $585,000, 2.500%, 2/15/2046.
8)	The average amount of borrowing during the period ended May 31, 2016 was $8,149,277 at a weighted average interest rate of 0.58%.
9)	The average amount of borrowing during the period ended May 31, 2016 was $4,381,813 at a weighted average interest rate of 0.58%.
10)	The average amount of borrowing during the period ended May 31, 2016 was $585,000 at a weighted average interest rate of 0.37%.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2016 (Unaudited)

Glossary

Counterparty Abbreviations:

BCC	Barclays Capital	DUB	Deutsche Bank AG	HUS	HSBC Bank USA
BNP	BNP Paribas, N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co. Inc.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services
BRC	Barclays Bank PLC	GSC	Goldman Sachs Capital Markets	RBS	Royal Bank of Scotland PLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	Pound Sterling	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar

Index Abbreviations:

CDX HY	Credit Derivatives Index - High Yield	RPI	Retail Price Index	S&P	Standard & Poor’s 500 Index
EXT-CPI	Consumer Price Index, Excluding Tobacco

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:

CCP	Central Counterparty Clearing House	EPUT	European-style Put	OCC	Options Clearing Corporation
CDI	CETIP Deposito Interbancario	FN	Federal National Mortgage Association	TBA	To Be Announced
CDS	Credit Default Swap	IRS	Interest Rate Swap	TIIE	Tasa de Intere’s Interbancaria de Equilibrio
ECAL	European-style Call	LIBOR	London Interbank Offer Rate

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of May 31, 2016, the Trust consists of twenty-five active series, five of which are presented in this filing (the “Funds”): American Beacon Zebra Small Cap Equity Fund, American Beacon London Company Income Fund, American Beacon SIM High Yield Opportunities Fund, American Beacon Sound Point Floating Rate Income Fund and American Beacon Flexible Bond Fund. The remaining twenty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at a fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Funds’ Board.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3—Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds, which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values As of May 31, 2016, the investments were classified as described below (in thousands):

Zebra Small Cap Equity Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$23,876	$—	$—	$23,876
Short-Term Investments—Money Market Funds	1,212	—	—	1,212
Securities Lending Collateral Invested in Money Market Funds	163	—	—	163

Total Investments in Securities	$25,251	$—	$—	$25,251

Financial Derivative Instruments-Assets
Futures Contracts	$26	$—	$—	$26

The London Company Income Equity Fund (1)	Level 1	Level 2	Level 3	Total
Common Stock	$953,208	$—	$—	$953,208
Preferred Stock	9,511	—	—	9,511
Short-Term Investments—Money Market Funds	21,870	—	—	21,870

Total Investments in Securities	$984,589	$—	$—	$984,589

Financial Derivative Instruments-Assets
Futures Contracts	$213	$—	$—	$213

SiM High Yield Opportunites Fund (1)	Level 1	Level 2	Level 3	Total
Common Stock	$15,316	$—	$—	$15,316
Domestic Bank Loan Obligations	—	20,151	—	20,151
Domestic Convertible Obligations	—	16,583	—	16,583
Domestic Obligation	—	740,895	—	740,895
Foreign Convertible Obligations	—	—	1,094	1,094
Foreign Obligations	—	71,366	—	71,366
Short-Term Investments—Money Market Funds	20,737	—	—	20,737

Total Investments in Securities	$36,053	$848,995	$1,094	$886,142

Financial Derivative Instruments-Assets
Futures Contracts	$240	$—	$—	$240

Sound Point Floating Rate Income Fund(1)	Level 1	Level 2	Level 3	Total
Bank Loan Obligations	$—	$100,138	$—	$100,138
Corporate Obligations	—	1,132	—	1,132
Short-Term Investments—Money Market Funds	18,283	—	—	18,283

Total Investments in Securities	$18,283	$101,270	$—	$119,553

Flexible Bond Fund(1)	Level 1	Level 2	Level 3	Total
Domestic Bank Loan Obligations	$—	$4,102	$—	$4,102
Domestic Obligations	—	58,413	—	58,413
Foreign Obligations	—	28,944	—	28,944
Asset-Backed Obligations	—	19,325	—	19,325
Collateralized Mortgage Obligations	—	27,738	—	27,738
Foreign Collateralized Mortgage Obligations	—	1,279	—	1,279
U.S. Agency Mortgage-Backed Obligations	—	4,282	—	4,282
U.S. Treasury Obligations	—	36,060	—	36,060
Municipal Obligations	—	312	—	312
Short Term Investments—Money Market Funds	8,134	—	—	8,134
Short Term Investments—U.S. Agency Obligations	—	600	—	600
Short Term Investments—U.S. Treasury Bills	—	699	—	699

Total Investments in Securities	$8,134	$181,754	$—	$189,888

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Other Financial Instruments—Assets	Level 1	Level 2	Level 3	Total
Purchased Options Outstanding	$—	$396	$—	$396
Futures Contracts	29	—	—	29
Interest Rate Swap Agreements	—	1,172	—	1,172
Inflation Indexed Swap Agreements	—	37	—	37
Credit Default Swap Agreements	—	1	—	1
Forward Currency Contracts	—	745	—	745

	$29	$2,351	$—	$2,380

Other Financial Instruments—Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(25,647)	$—	$(25,647)
Written Options Outstanding	—	(376)	—	(376)
Futures Contracts	(361)	—	—	(361)
Interest Rate Swap Agreements	—	(2,897)	—	(2,897)
Inflation Indexed Swap Agreements	—	(66)	—	(66)
Credit Default Swap Agreements	—	(27)	—	(27)
Forward Currency Contracts	—	(475)	—	(475)

	$(361)	$(29,488)	$—	$(29,849)

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between levels to be disclosed. The end of period timing recognition has been adopted for transfers between levels of the Funds’ assets and liabilities. For the period ended May 31, 2016, there were no transfers between levels.

The following is a reconciliation of Level 3 assets of the SiM High Yield Opportunities Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

Foreign Convertible Obligations
Beginning Balance as of 8/31/2015	$1,419
Net Purchases	—
Net Sales	—
Accrued Discounts/(Premiums)	—
Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)[2]	(325)
Transfers into Level 3	—
Transfers out of Level 3	—

Ending Balance 5/31/2016	$1,094

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 5/31/2016*	$(325)

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end.

Securities and other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Emerging Markets Debt

Certain Funds may invest in emerging markets debt. The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

Certain Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Fund’s ability to enter into repurchase agreements with terms of seven days or less.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Inflation-Indexed Bonds

The Flexible Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable.

Illiquid and Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended May 31, 2016 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Floating Rate Loan Interests

The SiM High Yield Opportunities Fund, the Sound Point Floating Rate Income Fund, and the Flexible Bond Fund may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. As of May 31, 2016, there were no unfunded loan commitments.

Loan Participations and Assignments

Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non- convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in the Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Flexible Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Short Sales

The Flexible Bond Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of May 31, 2016, short positions were not held by the Fund.

Master Agreements

The Funds are a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Flexible Bond Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the period ended May 31, 2016, the Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

Straddle Options

The Flexible Bond Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Funds may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses.

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of May 31, 2016 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the period ended May 31, 2016, the Flexible Bond Fund entered into credit default swaps primarily for return enhancement hedging and exposing cash to markets.

Interest Rate Swap Agreements

The Flexible Bond Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

For the period ended May 31, 2016, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

Over-the Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

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Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

For the period ended May 31, 2016, the Funds entered into foreign currency exchange contracts primarily for return enhancement and hedging.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the period ended May 31, 2016, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

Principal Risks

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of May 31, 2016, the Funds’ cost of investments for federal income tax purposes were as follows (in thousands):

	Cost of Investments for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Zebra Small Cap Equity Fund	$24,949	$1,727	$(1,425)	$302
The London Company Income Equity Fund	927,343	96,409	(39,163)	57,246
SiM High Yield Opportunities Fund	920,683	16,256	(50,797)	(34,541)
Sound Point Floating Rate Income Fund	119,348	1,314	(1,109)	205
Flexible Bond Fund	195,736	1,416	(7,264)	(5,848)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

AMERICAN BEACON FUNDSSM

Supplementary Notes to the Schedules of Investments

May 31, 2016 (unaudited)

For the period ended May 31, 2016, the London Company Fund had $12,693 short-term and $3,652 long-term capital loss carryforwards, the SiM High Yield Fund had $3,357 short-term capital loss carryforwards, the Sound Point Fund had $167 short-term capital loss carryforwards, and the Flexible Bond Fund had $5,663 short-term and $8,553 long-term capital loss carryforwards (in thousands).

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “40 Act)) of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the Trust’s last fiscal quarter that materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: July 29, 2016

By:	/s/ Melinda G. Heika
Melinda Heika
Treasurer and Chief Financial Officer
American Beacon Funds
Date: July 29, 2016